                         File Nos. 33-37459 and 811-6200

    As filed with the Securities and Exchange Commission on November 14, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 60                                              [X]


and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 64                                                             [X]


                               SCHWAB INVESTMENTS
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000
                                 --------------

                                 Evelyn Dilsaver
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:

Richard W. Grant Esq.        John M. Loder, Esq.       Koji E. Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment Management, Inc.
1701 Market Street           One International Place   101 Montgomery Street
Philadelphia, PA 19103       Boston, MA 02110-2624     120KNY-14-109
                                                       San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box):

/ /   Immediately upon filing pursuant to paragraph (b)


/X/   On November 15, 2005, pursuant to paragraph (b)


/ /   60 days after filing pursuant to paragraph (a)(1)

/ /   On (date), pursuant to paragraph (a)(1)


/ /   75 days after filing pursuant to paragraph (a)(2)


/ / On (date), pursuant to paragraph (a)(2) of Rule 485 if appropriate, check appropriate box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

   SCHWAB BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus

   November 15, 2005


   - Schwab YieldPlus Fund(R)
   - Schwab Short-Term Bond Market Fund TM
   - Schwab Total Bond Market Fund TM
   - Schwab GNMA Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB BOND FUNDS



       ABOUT THE FUNDS

         Schwab YieldPlus Fund(R)..................................    2

         Schwab Short-Term Bond Market Fund (TM)...................    7

         Schwab Total Bond Market Fund (TM)........................   12

         Schwab GNMA Fund (TM).....................................   17

         Fund management...........................................   22

       INVESTING IN THE FUNDS

         Buying shares.............................................   24

         Selling/exchanging shares.................................   26

         Transaction policies......................................   27

         Distributions and taxes...................................   30

                  ABOUT THE FUNDS

THE SCHWAB YIELDPLUS FUND(R) is an ultra short-term bond fund, designed to offer high current income with minimal changes in share price. The fund invests primarily in investment-grade bonds. The fund offers the potential for higher yields than a money market fund. However, unlike a money market fund, its share price will fluctuate. The fund seeks to keep the average duration of its portfolio at one year or less.

THE SCHWAB SHORT-TERM BOND MARKET FUND TM is a short-term bond fund designed to offer high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) U.S. Government/Credit Index. The fund invests primarily in a diversified portfolio of investment-grade debt instruments. The fund seeks to maintain an average weighted maturity of less than three years.

THE SCHWAB TOTAL BOND MARKET FUND TM is designed to offer high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund invests primarily in a diversified portfolio of investment-grade debt instruments. The fund is intended for investors seeking to fill the fixed income component of their asset allocation plan.

THE SCHWAB GNMA FUND TM is a bond fund designed to offer current income by investing primarily in Government National Mortgage Association (GNMA) securities. GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB YIELDPLUS FUND
Ticker symbols  Investor Shares: SWYPX  Select Shares(R): SWYSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.


INVESTMENT TECHNIQUES


Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE (HIGH AND CERTAIN MEDIUM QUALITY, AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) BONDS. These may include fixed-, variable- or floating-rate corporate, mortgage-backed and asset-backed debt securities, collateralized mortgage obligations and convertible and preferred securities from U.S. and foreign issuers.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies. To help maintain a high degree of share price stability and preserve investors' capital, the fund seeks to keep the average duration of its portfolio at one year or less. Duration is a tool to measure interest rate risk. The fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of its assets in lower quality bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. In the event a portfolio security is no longer rated at least B by at least one NRSRO or the unrated equivalent as determined by the investment advisor, the manager will promptly sell the security. The manager also may use investment techniques, such as short sales, futures contracts, swap agreements and other derivatives, in seeking to increase income, reduce share price volatility and otherwise manage the fund's exposure to investment risks.

The fund's investment strategy is designed to offer the potential for somewhat higher yields than a money market fund, although unlike a money market fund, its share price will fluctuate. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        Investors with investment horizons of one year or more who are seeking an alternative to a money fund or other fixed-income fund may want to consider this fund.


PRINCIPAL RISKS



INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.



SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.


4  Schwab YieldPlus Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account.

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 25.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES




[BAR CHART]

       5.75    5.85    2.64    2.91    2.22

        00      01      02      03      04

BEST QUARTER: 2.25% Q1 2001
WORST QUARTER: (0.13%) Q4 2001
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05 2.35%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                     Since
                                1 year   5 years   inception
------------------------------------------------------------
FUND
  INVESTOR SHARES
    Before taxes                 2.22     3.86       3.96 1
    After tax on distributions   1.33     2.14       2.20 1
    After tax on distributions
      and sale                   1.44     2.22       2.28 1

  SELECT SHARES(R)
    Before taxes                 2.38     4.02       4.12 1

LEHMAN U.S. SHORT TREASURY:
  9-12 MONTHS                    0.93     3.70       3.69 2


1 Inception: 10/1/99.  2 From: 10/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                               INVESTOR     SELECT
SHAREHOLDER FEES                                                SHARES    SHARES(R)
--------------------------------------------------------------------------------
                                                                 None        None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                  0.30        0.30
Distribution (12b-1) fees                                        None        None
Other expenses                                                   0.29        0.14
                                                                ------------------
Total annual operating expenses                                  0.59        0.44
                                                                ------------------


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
Investor Shares            $60            $189           $329           $738
Select Shares              $45            $141           $246           $555

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
INVESTOR SHARES                             8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.71      9.70      9.75     10.00      9.92
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.29      0.24      0.30      0.42      0.62

  Net realized and unrealized gains or
    losses                                   (0.02)     0.01     (0.02)    (0.23)     0.08
                                            -----------------------------------------------------------------
  Total income from investment operations     0.27      0.25      0.28      0.19      0.70

Less distributions:
  Dividends from net investment income       (0.30)    (0.24)    (0.33)    (0.44)    (0.62)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.68      9.71      9.70      9.75     10.00
                                            -----------------------------------------------------------------
Total return (%)                              2.82      2.63      2.95      1.89      7.33

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.59      0.59      0.59      0.55      0.55
  Gross operating expenses                    0.59      0.59      0.59      0.62      0.71
  Net investment income                       3.00      2.43      3.08      4.36      6.03

Portfolio turnover rate                         76        89       109        42       106

Net assets, end of period ($ X 1,000,000)      741       639       410       392       185



                                            9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
SELECT SHARES                               8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.70      9.70      9.75     10.00      9.92
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.30      0.25      0.32      0.44      0.64

  Net realized and unrealized gains or
    losses                                   (0.01)     0.01     (0.02)    (0.24)     0.08
                                            -----------------------------------------------------------------
  Total income from investment operations     0.29      0.26      0.30      0.20      0.72

Less distributions:
  Dividends from net investment income       (0.31)    (0.26)    (0.35)    (0.45)    (0.64)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.68      9.70      9.70      9.75     10.00
                                            -----------------------------------------------------------------
Total return (%)                              3.08      2.67      3.10      2.04      7.50

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.44      0.45      0.44      0.40      0.40
  Gross operating expenses                    0.44      0.45      0.44      0.47      0.56
  Net investment income                       3.18      2.57      3.23      4.52      6.18

Portfolio turnover rate                         76        89       109        42       106

Net assets, end of period ($ X 1,000,000)    5,091     3,030     1,476     1,443       772


6  Schwab YieldPlus Fund(R)

SCHWAB SHORT-TERM BOND MARKET FUND (TM)

TICKER SYMBOL: Investor Shares: SWBDX


                                                                               7

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.

SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bond-holder receives when the bond matures). Because of this, short-term bond prices are not as sensitive to interest rate changes as longer-term bond prices.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer-term bonds.

The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund's portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in lower quality bonds ("junk bonds"). If an instrument falls below investment-grade, the fund may continue to hold it if the investment adviser believes that it would benefit the fund. The fund may invest in fixed-, variable-or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        Investors seeking a diversified source of current income who want potentially lower volatility compared to a long-term fund may want to consider this fund.


PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short average maturity is designed to reduce this risk, but will not eliminate it.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.


8  Schwab Short-Term Bond Market Fund TM

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.



LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.



MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.



SECURITIES LENDING. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.



MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.



INVESTMENT STYLE RISK. Your investment in the fund will follow the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account.

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]

      10.90    4.00    6.88    6.96    1.54    9.12    7.31    6.58    3.46    2.03

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 3.87% Q3 2001
WORST QUARTER: (1.52%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05 1.08%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                 2.03     5.67       5.84
  After tax on distributions   1.07     3.91       3.77
  After tax on distributions
    and sale                   1.35     3.76       3.69

LEHMAN BROTHERS MUTUAL FUND
  SHORT (1-5 YEAR) U.S.
  GOVERNMENT/CREDIT INDEX      1.85     6.20       6.51


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.28
Distribution (12b-1) fees                                       None
Other expenses                                                  0.29
                                                               -------
Total annual operating expenses                                 0.57
Less expense reduction                                         (0.02)
                                                               -------
NET OPERATING EXPENSES*                                         0.55
                                                               -------



* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/06.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


1 year                  3 years                5 years                  10 years
 --------------------------------------------------------------------------------
 $56                     $181                   $316                     $712


10  Schwab Short-Term Bond Market Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                         8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.21     10.14     10.07     10.08      9.65
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.30      0.28      0.34      0.50      0.59
  Net realized and unrealized gains or losses             (0.13)     0.07      0.07     (0.02)     0.43
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.17      0.35      0.41      0.48      1.02
Less distributions:
  Dividends from net investment income                    (0.31)    (0.28)    (0.34)    (0.49)    (0.59)
  Distributions from net realized gains                   (0.02)       --        --        --        --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.33)    (0.28)    (0.34)    (0.49)    (0.59)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.05     10.21     10.14     10.07     10.08
                                                         -----------------------------------------------------------------
Total return (%)                                           1.68      3.46      4.16      4.88     10.84


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.55      0.53      0.43      0.35      0.35
  Gross operating expenses                                 0.57      0.57      0.58      0.63      0.66
  Net investment income                                    3.00      2.69      3.34      4.95      5.90
Portfolio turnover rate                                     109       114       124       150       248
Net assets, end of period ($ X 1,000,000)                   660       728       648       493       369

SCHWAB TOTAL BOND MARKET FUND(TM)

Ticker symbol:   Investor Shares: SWLBX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

THE INDEX

The Lehman Brothers U.S. Aggregate Bond Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in lower quality bonds ("junk bonds"). If an instrument falls below investment-grade, the fund may continue to hold it if the investment adviser believes that it would benefit the fund. The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.



PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.



LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.



MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.



SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.



MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.



INVESTMENT STYLE RISK. Your investment follows the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.



13  Schwab Total Bond Market Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]

      22.47    1.06    9.98    8.41   (1.04)  11.09    8.16    8.77    4.28    4.58

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 6.79% Q2 1995
WORST QUARTER: (3.72%) Q1 1996
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05: 2.14%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                 4.58     7.34       7.61
  After tax on distributions   3.09     5.05       5.11
  After tax on distributions
    and sale                   3.06     4.91       4.99
LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX         4.34     7.70       7.71


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.26
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.28
                                                                        -------
Total annual operating expenses*                                          0.54
                                                                        -------



* Schwab and the investment adviser have agreed to limit the fund's "total annual operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/06.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


1 year   3 years   5 years   10 years
-------------------------------------
 $55      $173      $302       $677

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                         8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.15     10.20     10.22     10.24      9.65
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35      0.31      0.34      0.47      0.60
  Net realized and unrealized gains                        0.08      0.32      0.10      0.13      0.59
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.43      0.63      0.44      0.60      1.19
Less distributions:
  Dividends from net investment income                    (0.36)    (0.33)    (0.37)    (0.46)    (0.60)
  Distributions from net realized gains                   (0.12)    (0.35)    (0.09)    (0.16)       --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.48)    (0.68)    (0.46)    (0.62)    (0.60)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.10     10.15     10.20     10.22     10.24
                                                         -----------------------------------------------------------------
Total return (%)                                           4.31      6.37      4.37      6.18     12.68


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.54      0.52      0.43      0.35      0.35
  Gross operating expenses                                 0.54      0.54      0.54      0.57      0.58
  Net investment income                                    3.49      3.08      3.36      4.66      6.00
Portfolio turnover rate                                     221       223       121        74       153
Net assets, end of period ($ X 1,000,000)                 1,195     1,042     1,025     1,053       926


16  Schwab Total Bond Market Fund TM

SCHWAB GNMA FUND(TM)
Ticker symbols  Investor Shares: SWGIX  Select Shares(R): SWGSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

GNMA SECURITIES

GNMA is a government-owned corporation and a federal agency. GNMA guaranteed securities represent interests in pools of residential mortgage loans.

GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs").

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds, commercial paper and derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, structured notes, options and futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund is not subject to any maturity or duration restrictions.

In addition, the fund may invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls). In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. To earn additional income, the fund may lend portfolio securities to certain financial institutions.


For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.


The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        The fund is designed for investors seeking current income consistent with the high credit quality of GNMA securities.


PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.



CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.



LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.



MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account.

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 25.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES




[BAR CHART]

       3.18

                04

BEST
QUARTER: 2.08% Q3 2004
WORST
QUARTER: (1.18%) Q2 2004
YEAR-TO-DATE
PERFORMANCE AS OF
9/30/05 1.67%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
FUND
  INVESTOR SHARES
    Before taxes                                                3.19    2.34 1
    After tax on distributions                                  1.92    1.05 1
    After tax on distributions and sale                         2.06    1.24 1

  SELECT SHARES(R)
    Before taxes                                                3.38    2.51 1

LEHMAN BROTHERS GNMA INDEX                                      4.35    3.49 2


1 Inception: 3/3/03.

2 From: 3/3/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                                        INVESTOR   SELECT
SHAREHOLDER FEES                                                         SHARES   SHARES(R)
--------------------------------------------------------------------------------
                                                                          None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.45      0.45
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.58      0.43
                                                                         ----------------
Total annual operating expenses                                           1.03      0.88
Less expense reduction                                                   (0.29)    (0.33)
                                                                         ----------------
NET OPERATING EXPENSES*                                                   0.74      0.55
                                                                         ----------------



* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.74% and 0.55%, respectively through 11/14/06.


EXAMPLE


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                             1 year              3 years              5 years              10 years
---------------------------------------------------------------------------------------------------
Investor Shares               $76                  $299                 $540                $1,233
Select Shares                 $56                  $248                 $455                $1,054

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total Return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            9/1/04-   9/1/03-   3/3/03 1-
INVESTOR SHARES                             8/31/05   8/31/04    8/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.78      9.69      10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.35      0.16       0.06

  Net realized and unrealized gains or
    losses                                   (0.02)     0.26      (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.33      0.42      (0.11)

Less distributions:
  Dividends from net investment income       (0.39)    (0.33)     (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.72      9.78       9.69
                                            -----------------------------------------------------------------
Total return (%)                              3.47      4.39      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.74      0.51         --
  Gross operating expenses                    1.03      1.11       0.99 3
  Net investment income                       3.59      1.89       1.37 3

Portfolio turnover rate                        131       199        105 2

Net assets, end of period ($ X 1,000,000)       17        18         21



                                            9/1/04-   9/1/03-   3/3/03 1-
SELECT SHARES                               8/31/05   8/31/04    8/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.78      9.69      10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.37      0.17       0.06

  Net realized and unrealized gains or
    losses                                   (0.02)     0.26      (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.35      0.43      (0.11)

Less distributions:
  Dividends from net investment income       (0.41)    (0.34)     (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.72      9.78       9.69
                                            -----------------------------------------------------------------
Total return (%)                              3.67      4.53      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.55      0.37         --
  Gross operating expenses                    0.88      0.96       0.83 3
  Net investment income                       3.80      2.03       1.37 3

Portfolio turnover rate                        131       199        105 2

Net assets, end of period ($ X 1,000,000)       24        19         28


1 Commencement of operations.

2 Not annualized.

3 Annualized.

                  FUND MANAGEMENT



The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 5.5 million accounts. (All figures on this page are as of 8/31/05.)



                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/05, these fees were 0.30% for the Schwab YieldPlus Fund(R), 0.26% for the Schwab Short-Term Bond Market Fund TM, 0.26% for the Schwab Total Bond Market Fund TM and 0.16% for the Schwab GNMA Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



                  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement is available in the Funds' August 31, 2005 annual report, which covers the period March 1, 2005 through August 31, 2005.


                  KIMON DAIFOTIS, CFA, a senior vice president and chief investment officer of fixed income portfolio management of the investment adviser, has overall responsibility for management of the funds. He joined the firm in September 1997 and has worked in fixed-income asset management and research since 1982.


                  MATTHEW HASTINGS, CFA, a vice president and senior portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income and asset management since 1996.


                  STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.



                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a share class and a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the funds on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.


The investment adviser and Schwab or its affiliates may pay certain financial intermediaries or their third party administrators, for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.


24  Investing in the funds

STEP 1

CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                                                           MINIMUM
SHARE CLASS            MINIMUM INITIAL INVESTMENT          BALANCE
----------------------------------------------------------------------------
INVESTOR SHARES        $2,500 ($1,000 for retirement,      NONE
                       educational and custodial
                       accounts)


SELECT SHARES(R)       $50,000                             $40,000

The Schwab Short-Term Bond Market Fund TM and Schwab Total Bond Market Fund TM only offer Investor Shares. Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the next page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy,
sell or exchange shares become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments TM. Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         MAIL
www.schwab.com                                   Write to SchwabFunds(R) at:
                                                 P.O. Box 3812
SCHWAB BY PHONE TM 1                             Englewood, CO 80155-3812
Automated voice service or speak with a
representative at 1-800-435-4000 (for TDD        IN PERSON 1
service, call 1-800-345-2550).                   Visit the nearest Charles Schwab branch
                                                 office.
SCHWABLINK(R)
Investment professionals should follow the
transaction instructions in the SchwabLink
manual; for technical assistance, call
1-800-647-5465.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

26  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost, which approximates the security's market value.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Except as discussed herein, each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring (except for the Schwab YieldPlus Fund) and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab YieldPlus Fund is an ultra-short bond fund that seeks a high degree a share price stability. Because of its historical ability to minimize its share price fluctuations, the Fund is less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the Fund currently does not monitor or limit shareholder purchases and redemptions of fund shares. However, the Fund's policies and procedures do provide the Fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab YieldPlus Fund), through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to a fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. A fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be

28  Investing in the funds
enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.



UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


DIVIDENDS DERIVED FROM U.S. GOVERNMENT SECURITIES ARE GENERALLY EXEMPT FROM STATE AND LOCAL INCOME TAXES. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS(R) IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds is considered a sale. An exchange between classes within a fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund declared during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

30  Investing in the funds

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER

    Schwab YieldPlus Fund(R)                  811-6200
    Schwab Short-Term Bond Market
    Fund TM                                   811-6200
    Schwab Total Bond Market Fund TM          811-6200
    Schwab GNMA Fund TM                       811-6200





   REG14271FLT-09


SCHWAB YIELDPLUS FUND(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM

SCHWAB TOTAL BOND MARKET FUND TM

SCHWAB GNMA FUND TM


PROSPECTUS
November 15, 2005


                                                           [CHARLES SCHWAB LOGO]

   SCHWAB TAX-FREE BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus

   November 15, 2005


   - Schwab Tax-Free YieldPlus Fund TM
   - Schwab Short/Intermediate Tax-Free Bond Fund TM
   - Schwab Long-Term Tax-Free Bond Fund TM
   - Schwab California Tax-Free YieldPlus Fund TM
   - Schwab California Short/Intermediate Tax-Free Bond Fund TM
   - Schwab California Long-Term Tax-Free Bond Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.

   This prospectus does not offer for sale
   and is not a solicitation of offers to
   purchase shares of certain funds
   described herein in those states and
   jurisdictions where the funds are not
   registered and/or qualified for sale.                   [CHARLES SCHWAB LOGO]

SCHWAB TAX-FREE BOND FUNDS



       ABOUT THE FUNDS

          Schwab Tax-Free YieldPlus Fund TM........................    2

          Schwab Short/Intermediate Tax-Free Bond Fund TM..........    8

          Schwab Long-Term Tax-Free Bond Fund TM...................   13

          Schwab California Tax-Free YieldPlus Fund TM.............   18

          Schwab California Short/Intermediate Tax-Free Bond
          Fund TM..................................................   24

          Schwab California Long-Term Tax-Free Bond Fund TM........   29

          Fund management..........................................   34

       INVESTING IN THE FUNDS

          Buying shares............................................   36

          Selling/exchanging shares................................   38

          Transaction policies.....................................   39

          Distributions and taxes..................................   42

                  ABOUT THE FUNDS

                  The Schwab Tax-Free Bond Funds seek to provide high current income exempt from federal income tax and, in the case of the California funds, California personal income tax.

                  Because these funds invest primarily in municipal bonds, their dividends are generally exempt from federal income tax. Dividends from the California funds are generally exempt from California personal income tax as well.

                  The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB TAX-FREE YIELDPLUS FUND TM
TICKER SYMBOLS   INVESTOR SHARES: SWYIX   SELECT SHARES(R): SWYTX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES


Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.


For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies. To help maintain a high degree of share price stability, the fund seeks to keep the average duration of its portfolio at one year or less. Duration is a tool to measure interest rate risk. The fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in lower quality bonds (sometimes called junk bonds) that are rated at least B or are the unrated equivalent as determined by the investment adviser.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. The manager also may use investment techniques, such as short sales, futures contracts, swap agreements and other derivatives, in seeking to increase income, reduce share price volatility and otherwise manage the fund's exposure to investment risks.

The fund's investment strategy is designed to offer the potential for somewhat higher yields than a municipal money market fund, although unlike a money market fund, its share price will fluctuate. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.


During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

                        Individuals in higher tax brackets with investment horizons of one year or more who are seeking tax-exempt income, including income exempt from AMT, may want to consider this fund as an alternative to a municipal money fund.


PRINCIPAL RISKS



INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.



MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may


4  Schwab Tax-Free YieldPlus Fund TM
not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.



SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.



NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.



TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investment could generate taxable income for shareholders.

PERFORMANCE

Because this is a new fund, tables reflecting the fund's annual total returns and average annual total return are not included. This information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                            INVESTOR     SELECT
SHAREHOLDER FEES                                             SHARES    SHARES(R)
--------------------------------------------------------------------------------
                                                              None        None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                               0.35        0.35
Distribution (12b-1) fees                                     None        None
Other expenses*                                               0.35        0.20
                                                             -----------------
Total annual operating expenses                               0.70        0.55
Less expense reduction                                       (0.06)      (0.06)
                                                             -----------------
NET OPERATING EXPENSES**                                      0.64        0.49
                                                             -----------------


*  Based on estimated expenses for the current fiscal year.


** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of Investor Shares and Select Shares to 0.64% and 0.49%, respectively, through 11/14/06.


EXAMPLE


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                           1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES             $65            $218           $384           $865
SELECT SHARES               $50            $170           $301           $684


6  Schwab Tax-Free YieldPlus Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            12/16/04 1-
INVESTOR SHARES                               8/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.16
  Net realized and unrealized losses           (0.03)
                                            -----------------------------------------------------------------
  Total income from investment operations       0.13
Less distributions:
  Dividends from net investment income         (0.16)
                                            -----------------------------------------------------------------
Net asset value at end of period                9.97
                                            -----------------------------------------------------------------
Total return (%)                                1.26 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                        0.37 3
  Gross operating expenses                      0.69 3
  Net investment income                         2.25 3
Portfolio turnover rate                           18 2
Net assets, end of period ($ X 1,000,000)         30



                                            12/16/04 1-
SELECT SHARES                                 8/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.16
  Net realized and unrealized losses           (0.03)
                                            -----------------------------------------------------------------
  Total income from investment operations       0.13
Less distributions:
  Dividends from net investment income         (0.16)
                                            -----------------------------------------------------------------
Net asset value at end of period                9.97
                                            -----------------------------------------------------------------
Total return(%)                                 1.31 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                        0.28 3
  Gross operating expenses                      0.54 3
  Net investment income                         2.33 3
Portfolio turnover rate                           18 2
Net assets, end of period ($ X 1,000,000)        435


1 Commencement of operations.

2 Not annualized.

3 Annualized.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM

Ticker symbol:   Investor Shares: SWITX


--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short-and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade or the unrated equivalent, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest entirely in taxable securities as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

                        Individuals in higher tax brackets who are seeking tax-exempt income along with the potential for lower volatility may want to consider this fund.


PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it.



MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.



TAXABLE INVESTMENTS. The fund may invest its assets in securities that generate income that is not exempt from federal income tax and the AMT. These investments could generate taxable income for shareholders.


10  Schwab Short/Intermediate Tax-Free Bond Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]

    9.28     3.54     5.17     4.78     0.51     6.68     4.42     7.61     3.44     1.45

     95       96       97       98       99       00       01       02       03       04

BEST QUARTER: 3.16% Q2 2002
WORST QUARTER: (1.85%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05: 0.47%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                            1 year      5 years      10 years
------------------------------------------------------------------------------
FUND
  Before taxes                               1.45         4.69         4.66
  After tax on distributions                 1.45         4.69         4.66
  After tax on distributions and sale        1.87         4.51         4.54

LEHMAN BROTHERS
  THREE-YEAR MUNICIPAL
  BOND INDEX                                 1.78         4.77         4.97


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.30
Distribution (12b-1) fees                                       None
Other expenses                                                  0.33
                                                              -------
Total annual operating expenses*                                0.63
                                                              -------



* Schwab and the investment adviser have agreed to limit the fund's "total annual operating expenses" (excluding interest, taxes, and certain non-routine expenses) to 0.65% through 11/14/06.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


       1 year                3 years                5 years                10 years
 --------------------------------------------------------------------------------
        $64                    $202                   $351                   $786

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                         8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.69     10.59     10.63     10.42     10.08
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.29      0.29      0.30      0.35      0.39
  Net realized and unrealized gains or losses             (0.19)     0.10     (0.04)     0.20      0.34
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.10      0.39      0.26      0.55      0.73
Less distributions:
  Dividends from net investment income                    (0.29)    (0.29)    (0.30)    (0.34)    (0.39)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.50     10.69     10.59     10.63     10.42
                                                         -----------------------------------------------------------------
Total return (%)                                           0.94      3.74      2.50      5.37      7.42

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.63      0.63      0.60      0.49      0.49
  Gross operating expenses                                 0.63      0.63      0.63      0.70      0.73
  Net investment income                                    2.73      2.73      2.83      3.29      3.84
Portfolio turnover rate                                       8        19        11        28        14
Net assets, end of period ($ X 1,000,000)                   141       161       159       139       109


12  Schwab Short/Intermediate Tax-Free Bond Fund TM

SCHWAB LONG-TERM TAX-FREE BOND FUND TM

Ticker symbol:   Investor Shares: SWNTX



STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund seeks to maintain an average maturity in its portfolio of at least ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade or the unrated equivalent, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest entirely in taxable securities as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.


--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short/Intermediate Tax-Free Bond Fund TM.

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab Short/Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------

                        This fund is designed for individuals in higher tax brackets who are interested in high current tax-exempt income and can accept a higher degree of risk to their investment.


PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.



MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.


14  Schwab Long-Term Tax-Free Bond Fund TM

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.



TAXABLE INVESTMENTS. The fund may invest its assets in securities that generate income that is not exempt from federal income tax and the AMT. These investments could generate taxable income for shareholders.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]

      18.14    4.18    9.83    6.14   (7.31)  15.61    3.80   10.90    5.47    4.01

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 8.03% Q1 1995
WORST QUARTER: (3.27%) Q2 1999
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05: 1.27%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                            1 year      5 years      10 years
------------------------------------------------------------------------------
FUND
  Before taxes                               4.01         7.85         6.86
  After tax on distributions                 4.01         7.85         6.84
  After tax on distributions and sale        4.00         7.44         6.63

LEHMAN BROTHERS GENERAL MUNICIPAL BOND
  INDEX                                      4.48         7.20         7.05


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.36
                                                                        -------
Total annual operating expenses                                           0.66
Less expense reduction                                                   (0.01)
                                                                        -------
NET OPERATING EXPENSES*                                                   0.65
                                                                        -------



* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.65% through 11/14/06.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $66                  $210                 $367                 $822


16  Schwab Long-Term Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                         8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.33     11.04     11.05     10.87     10.24
Income from investment operations:
  Net investment income                                    0.45      0.45      0.45      0.49      0.50
  Net realized and unrealized gains or losses             (0.08)     0.29     (0.01)     0.17      0.63
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.37      0.74      0.44      0.66      1.13
Less distributions:
  Dividends from net investment income                    (0.45)    (0.45)    (0.45)    (0.48)    (0.50)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.25     11.33     11.04     11.05     10.87
                                                         -----------------------------------------------------------------
Total return (%)                                           3.29      6.77      4.01      6.24     11.29

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.65      0.65      0.62      0.49      0.49
  Gross operating expenses                                 0.66      0.66      0.65      0.74      0.74
  Net investment income                                    3.98      4.00      4.06      4.49      4.73
Portfolio turnover rate                                       1        10        22        25        35
Net assets, end of period ($ X 1,000,000)                    93        83        81        85        88

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM
Ticker symbols  Investor Shares: SWYKX  Select Shares(R): SWYCX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX CONSISTENT WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES


Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.


For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies. To help maintain a high degree of share price stability, the fund seeks to keep the average duration of its portfolio at one year or less. Duration is a tool to measure interest rate risk. The fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in lower quality bonds (sometimes called junk bonds) that are rated at least B or are the unrated equivalent as determined by the investment adviser.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. The manager also may use investment techniques, such as short sales, futures contracts, swap agreements and other derivatives, in seeking to increase income, reduce share price volatility and otherwise manage the fund's exposure to investment risks.

The fund's investment strategy is designed to offer the potential for somewhat higher yields than a municipal money market fund, although unlike a money market fund, its share price will fluctuate. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gains distributions.


During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

                        California taxpayers in higher tax brackets with investment horizons of one year or more who are seeking double tax-exempt income, including income exempt from AMT, may want to consider this fund as an alternative to a municipal money fund.


PRINCIPAL RISKS



INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.



MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental actions, such as the elimination of tax-exempt status, also could affect fund performance.



STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived


20 Schwab California Tax-Free YieldPlus Fund TM changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.



SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.



NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.



TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

PERFORMANCE

Because this is a new fund, tables reflecting the fund's annual total returns and average annual total return are not included. This information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                              INVESTOR   SELECT
SHAREHOLDER FEES                                               SHARES   SHARES(R)
--------------------------------------------------------------------------------
                                                                None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.35      0.35
Distribution (12b-1) fees                                       None      None
Other expenses*                                                 0.32      0.17
                                                              -----------------
Total annual operating expenses                                 0.67      0.52
Less expense reduction                                         (0.03)    (0.03)
                                                              -----------------
NET OPERATING EXPENSES**                                        0.64      0.49
                                                              -----------------



*  Based on estimated expenses for the current fiscal year.



** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of Investor Shares and Select Shares to 0.64% and 0.49%, respectively, through 11/14/06.


EXAMPLE


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $65            $211           $370           $832
SELECT SHARES              $50            $164           $288           $650


22  Schwab California Tax-Free YieldPlus Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            12/16/04 1-
INVESTOR SHARES                               8/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.15
  Net realized and unrealized losses           (0.05)
                                            -----------------------------------------------------------------
  Total income from investment operations       0.10
Less distributions:
  Dividends from net investment income         (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period                9.95
                                            -----------------------------------------------------------------
Total return (%)                                0.98 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                        0.40 3
  Gross operating expenses                      0.66 3
  Net investment income                         2.12 3
Portfolio turnover rate                           52 2
Net assets, end of period ($ X 1,000,000)         19



                                            12/16/041-
SELECT SHARES                                8/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.15
  Net realized and unrealized losses          (0.05)
                                            -----------------------------------------------------------------
  Total income from investment operations      0.10
Less distributions:
  Dividends from net investment income        (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.95
                                            -----------------------------------------------------------------
Total return (%)                               1.03 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                       0.28 3
  Gross operating expenses                     0.51 3
  Net investment income                        2.21 3
Portfolio turnover rate                          52 2
Net assets, end of period ($ X 1,000,000)       516


1 Commencement of operations.

2 Not annualized.

3 Annualized.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND TM

Ticker symbol:   Investor Shares: SWCSX


--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short-and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of credit-worthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade or the unrated equivalent, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest entirely in taxable securities as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

                        California taxpayers who are seeking double tax-exempt income along with the potential for lower volatility may want to consider this fund.


PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it.



MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental actions, such as the elimination of tax-exempt status, also could affect fund performance.



STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.



TAXABLE INVESTMENTS. The fund may invest its assets in securities that generate income that is not exempt from federal and California state income tax and the AMT. These investments could generate taxable income for shareholders.



26  Schwab California Short/Intermediate Tax-Free Bond Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]




      10.46    3.90    5.19    4.83    0.66    7.25    4.90    6.12    3.01    1.96

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 3.62% Q1 1995
WORST QUARTER: (1.42%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05: 0.65%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                               1 year   5 years   10 years
------------------------------------------------------------------------------------------
FUND
  Before taxes                                                  1.96     4.62       4.79
  After tax on distributions                                    1.96     4.62       4.79
  After tax on distributions
    and sale                                                    2.32     4.46       4.68

LEHMAN BROTHERS THREE-YEAR MUNICIPAL BOND INDEX                 1.78     4.77       4.97


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.31
                                                                        -------
Total annual operating expenses*                                          0.61
                                                                        -------



* Schwab and the investment adviser have agreed to limit the fund's "total annual operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.65% through 11/14/06.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $62                  $195                 $340                 $762

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         9/1/04-    9/1/03-    9/1/02-    9/1/01-    9/1/00-
                                                         8/31/05    8/31/04    8/31/03    8/31/02    8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.63      10.57      10.66      10.51      10.22
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.33       0.31       0.32       0.34       0.40
  Net realized and unrealized gains or losses             (0.20)      0.06      (0.09)      0.15       0.29
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.13       0.37       0.23       0.49       0.69
Less distributions:
  Dividends from net investment income                    (0.33)     (0.31)     (0.32)     (0.34)     (0.40)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.43      10.63      10.57      10.66      10.51
                                                         -----------------------------------------------------------------
Total return (%)                                           1.21       3.59       2.15       4.66       6.95

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.61       0.61       0.58       0.49       0.49
  Gross operating expenses                                 0.61       0.61       0.60       0.66       0.67
  Net investment income                                    3.10       2.97       2.96       3.29       3.83
Portfolio turnover rate                                       6         17         11         17         30
Net assets, end of period ($ X 1,000,000)                   136        164        174        184        145


28  Schwab California Short/Intermediate Tax-Free Bond Fund TM

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND TM

Ticker symbol:   Investor Shares: SWCAX


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund seeks to maintain an average maturity in its portfolio of at least ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade or the unrated equivalent, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest entirely in taxable securities as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.


--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab California Short/Intermediate Tax-Free Bond Fund TM.

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab California Short/Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------

                        This fund is designed for California taxpayers who are seeking double tax-exempt income and can accept higher risk in exchange for potentially higher long-term returns.


PRINCIPAL RISKS



MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.



MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental actions, such as the elimination of tax-exempt status, also could affect fund performance.



STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.



PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-



30 Schwab California Long-Term Tax-Free Bond Fund TM market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.



MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.



INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.



TAXABLE INVESTMENTS. The fund may invest its assets in securities that generate income that is not exempt from federal and California state income tax and the AMT. These investments could generate taxable income for shareholders.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested. The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]

      19.63    4.33   10.04    6.43   (6.14)  15.22    4.92    8.17    4.64    5.03

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 8.47% Q1 1995
WORST QUARTER: (2.70%) Q4 1999
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05: 2.67%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                               1 year   5 years   10 years
------------------------------------------------------------------------------------------
FUND
  Before taxes                                                  5.03     7.52       7.02
  After tax on distributions                                    4.96     7.50       7.02
  After tax on distributions and sale                           4.86     7.16       6.81

LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX                    4.48     7.20       7.05


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.31
                                                                        -------
Total annual operating expenses                                           0.61
                                                                        -------


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $62                  $195                 $340                 $762


32  Schwab California Long-Term Tax-Free Bond Fund TM
 (TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         9/1/04-    9/1/03-    9/1/02-    9/1/01-    9/1/00-
                                                         8/31/05    8/31/04    8/31/03    8/31/02    8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.78      11.45      11.69      11.63      11.06
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.51       0.50       0.49       0.53       0.55
  Net realized and unrealized gains or losses              0.10       0.33      (0.24)      0.05       0.57
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.61       0.83       0.25       0.58       1.12
Less distributions:
  Dividends from net investment income                    (0.50)     (0.50)     (0.49)     (0.52)     (0.55)
  Distributions from net realized gains                   (0.05)        --         --         --         --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.55)     (0.50)     (0.49)     (0.52)     (0.55)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.84      11.78      11.45      11.69      11.63
                                                         -----------------------------------------------------------------
Total return (%)                                           5.24       7.36       2.14       5.14      10.38

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.61       0.61       0.58       0.49       0.49
  Gross operating expenses                                 0.61       0.61       0.60       0.64       0.65
  Net investment income                                    4.27       4.30       4.16       4.58       4.86
Portfolio turnover rate                                       8         15         29         34         37
Net assets, end of period ($ X 1,000,000)                   199        180        194        238        215

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Landus Funds. The firm manages assets for more than 5.5 million accounts. (All figures on this page are as of 8/31/05.)



As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/05, these fees were 0.30% for the Schwab Short/Intermediate Tax-Free Bond Fund TM, 0.29% for the Schwab Long-Term Tax-Free Bond Fund TM, 0.30% for the Schwab California Short/Intermediate Tax-Free Bond Fund TM and 0.30% for the Schwab California Long-Term Tax-Free Bond Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



A discussion regarding the basis for the Board of Trustees' approval of the Schwab Short/Intermediate Tax-Free Bond Fund's, Schwab Long-Term Tax-Free Bond Fund's, Schwab California Short/ Intermediate Tax-Free Bond Fund's and the Schwab California Long-Term Tax-Free Bond Fund's investment advisory agreement is available in the Funds' August 31, 2005 annual report, which covers the period March 1, 2005 through August 31, 2005.



In addition, the firm is entitled to receive an annual management fee from the Schwab Tax-Free YieldPlus Fund TM and the Schwab California Tax-Free YieldPlus Fund TM of 0.35% of each fund's average daily net assets not in excess of $500 million and 0.30% of such assets over $500 million.



A discussion regarding the basis for the Board of Trustees' approval of the Schwab Tax-Free YieldPlus Fund's and the Schwab California Tax-Free YieldPlus Fund's investment advisory agreement is available in the Funds' Statement of Additional Information.


JOANNE LARKIN, a vice president and senior portfolio manager of the investment adviser, has had overall responsibility for the management of each fund since inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.

KIMON DAIFOTIS, CFA, a senior vice president and chief investment officer of fixed income of the investment adviser, co-manages the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM. He joined the firm in September 1997 and has worked in fixed-income asset management and research since 1982.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a share class and a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
The funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.

SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the funds on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.


The investment adviser and Schwab or its affiliates may pay certain financial intermediaries or their third party administrators, for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.


36  Investing in the funds

STEP 1

CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                              MINIMUM INITIAL               MINIMUM
SHARE CLASS                   INVESTMENT                    BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES               $2,500 ($1,000 for            NONE
                              educational and custodial
                              accounts)


SELECT SHARES(R)              $50,000                       $40,000


The Schwab Short/Intermediate Tax Free Bond Fund TM, Schwab Long-Term Tax Free Bond Fund TM, Schwab California Short/Intermediate Tax Free Bond Fund TM and Schwab California Long-Term Tax Free Bond Fund TM only offer Investor Shares. Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the next page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange shares become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments TM. Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         SCHWABLINK(R)
www.schwab.com                                   Investment professionals should follow the
                                                 transaction instructions in the SchwabLink
SCHWAB BY PHONE TM 1                             manual; for technical assistance, call
Automated voice service or speak with a          1-800-647-5465.
representative at 1-800-435-4000 (for TDD
service, call 1-800-345-2550).                   MAIL
                                                 Write to Schwab Funds(R) at:
                                                 P.O. Box 3812
                                                 Englewood, CO 80155-3812

                                                 IN PERSON 1
                                                 Visit the nearest Charles Schwab branch
                                                 office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

38  Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost, which approximates the security's market value.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Except as discussed herein, each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring (except for the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus
Fund) and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund are ultra-short bond funds that seek a high degree a share price stability. As a result of the minimal fluctuations in each Fund's share price, the Funds are less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the Funds currently do not monitor or limit shareholder purchases and redemptions of fund shares. However, the Funds' policies and procedures do provide the Funds with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund), through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to a fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. A fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

40  Investing in the funds

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.


THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Typically, dividends of the Schwab Tax-Free YieldPlus Fund TM, Schwab Short/Intermediate Tax-Free Bond
Fund TM and Schwab Long-Term Tax-Free Bond Fund TM are exempt from federal income tax, but are subject to state and local income taxes. A portion of each of these funds' dividends may be exempt from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Dividends from the Schwab California Tax-Free YieldPlus Fund TM, Schwab California Short/Intermediate Tax-Free Bond Fund TM and Schwab California Long-Term Tax-Free Bond Fund TM typically are exempt from federal and California personal income taxes. To the extent the funds invest in securities subject to the AMT, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from a fund. Each fund's capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.


FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds(R) is considered a sale. An exchange between classes within a fund is not reported as a taxable sale.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid

42  Investing in the funds
during the previous calendar year, including a breakdown of the fund's income from each state. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, as well as the funds' annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Tax-Free Bond Funds                811-6200





   REG14272FLT-07


SCHWAB TAX-FREE BOND FUNDS


PROSPECTUS
November 15, 2005


                                                           [CHARLES SCHWAB LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB LONG-TERM TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM
SCHWAB YIELDPLUS FUND(R)
SCHWAB GNMA FUND TM
SCHWAB TAX-FREE YIELDPLUS FUND TM
SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM


                                NOVEMBER 15, 2005



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectuses dated November 15, 2005 (as amended from time to time).



To obtain a free copy of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000, day or night, or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550, day or night. The prospectuses also may be available on the Internet at:
http://www.schwab.com/schwabfunds.



Each fund is a series of Schwab Investments (the Trust). The Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios are collectively referred to as the "Schwab Funds".



The funds' audited financial statements from the funds' annual reports for the fiscal year ended August 31, 2005, are incorporated by reference into this SAI. A copy of a fund's 2005 annual report is delivered with the SAI.



(PAGE NUMBERS WILL BE INSERTED)


                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND
LIMITATIONS...................................................................2
MANAGEMENT OF THE FUNDS......................................................44
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES............................58
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................65
INVESTMENT ADVISORY AND OTHER SERVICES.......................................66
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................72
DESCRIPTION OF THE TRUST.....................................................76
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES........................................................77
TAXATION.....................................................................80
APPENDIX -- RATINGS OF INVESTMENT SECURITIES.................................84

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM

Each fund's investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.


The indices are the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index (the Short-Term Index) for the Schwab Short-Term Bond Market Fund and the Lehman Brothers U.S. Aggregate Bond Index (the U.S. Aggregate Bond Index) for the Schwab Total Bond Market Fund.


The Short-Term Index is a market-capitalization weighted index of investment-grade debt securities with maturities between one and five years. The U.S. Aggregate Bond Index is a market-capitalization weighted index of investment-grade debt securities with maturities of greater than one year.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB LONG-TERM TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM
SCHWAB TAX-FREE YIELDPLUS FUND TM
SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM

Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital.

Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital.

Schwab Tax-Free YieldPlus Fund TM's investment objective is to seek high current income that is exempt from federal income tax consistent with minimal changes in share price.

Schwab California Tax-Free YieldPlus Fund TM's investment objective is to seek high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

SCHWAB YIELDPLUS FUND(R)

The fund's investment objective is to seek high current income with minimal changes in share price.

SCHWAB GNMA FUND TM

The fund's investment objective is to seek high current income consistent with preservation of capital.

                         CHANGE OF INVESTMENT OBJECTIVE

Each fund's investment objective may be changed by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund where (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.

There is no guarantee that a fund will achieve its investment objective.

                CHANGE TO 80% INVESTMENT POLICY OF CERTAIN FUNDS

The Schwab Short-Term Bond Market Fund TM, Schwab Total Bond Market Fund TM (collectively "the Bond Funds") will each, under normal circumstances, invest at least 80% of its net assets in debt instruments of varying maturities. Each fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


Schwab GNMA Fund will, under normal circumstances, invest at least 80% of its net assets in securities issued by GNMA. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



The Schwab Short/Intermediate Tax-Free Bond Fund TM, Schwab Long-Term Tax-Free Bond Fund TM, Schwab California Short/Intermediate Tax-Free Bond Fund TM, Schwab California Long-Term Tax-Free Bond Fund TM, Schwab Tax-Free YieldPlus Fund TM, and Schwab California Tax-Free YieldPlus Fund TM (collectively "the Tax-Free Bond Funds") will each normally invest at least 80% of their total net assets in municipal securities the interest of which is exempt from federal income tax including the federal alternative minimum tax. In addition, the Schwab California Short/Intermediate Tax Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Tax-Free YieldPlus
Fund TM will each normally invest at least 80% of its net assets in municipal securities the interest of which is exempt from California personal income tax. These policies may be changed only by shareholders. For purposes of these policies, net assets mean net assets plus the amount of any borrowings for investment purposes.


                       INVESTMENTS, RISKS AND LIMITATIONS

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted.

Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

AUCTION-RATE SECURITIES ("ARS") are long-term variable rate bonds whose interest rates reset at specific shorter frequencies through a Dutch auction process. A Dutch auction is a competitive bidding process used to determine rates on each auction date. Bids are submitted to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate that equals the cumulative total of securities demanded (buyers) to the amount auctioned (sellers). New buyers wishing to purchase ARS may submit a bid at a specified rate on the day of the auction. Holders of the bonds will be notified of the indicative market rate. All accepted bids receive the same interest rate.

Owners of ARS have the option to (i) hold: elect to hold an existing position regardless of what the new rate might be; (ii) Bid: submit a bid to hold an existing position at a specified rate; or (iii) Sell: request to sell an existing position regardless of the rate set at the auction.

Interest rates are generally reset every 7 or 28 days for taxable issues and every 35 days for tax-exempt issues. Most ARS pay interest on the business day following the auction; however, some may have quarterly or semi-annual coupons and trade with accrued interest. ARS settle on the business day following the auction. ARS holders do not have the right to "put" their securities back to the issuer, but rather rely on the liquidity generated by the Dutch auction. Due to this lack of a dedicated liquidity facility, ARS are very credit sensitive.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution -- a corporate bond substitution -- may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market. The Tax-Free Bond Funds do not utilize the strategy of bond substitution.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (the SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940, (the 1940
Act) which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CALIFORNIA MUNICIPAL SECURITIES are municipal securities issued by or on behalf of, the State of California, or its counties, municipalities, authorities or other subdivisions. The Schwab California Short/Intermediate Tax-Free Bond
Fund TM, Schwab California Long-Term Tax-Free Bond Fund TM and Schwab
California YieldPlus Tax-Free Fund are state-specific municipal funds that invest substantially all of their assets in California Municipal Securities. The other funds also may invest a portion of their assets in California Municipal Securities but will not invest substantially all of their assets in such securities.


The following information is a brief summary of certain factors affecting the economy of the State of California. This information is derived from information that was published prior to the date of this SAI and does not purport to be a complete current description of such factors, nor does it represent a complete analysis of every factor affecting debt obligations of California. Such information has not been independently verified. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California or other issuers of California's municipal securities. In addition, the ratings of Moody's Investor Service ("Moody's"), Standard & Poor's ("S&P") and Fitch, Inc. ("Fitch") referred to below represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality and are subject to change.


By many measures the State of California (sometimes referred to herein as the "State") is both sizable and diverse. California is the largest state in the union and among the largest economies in the world. The State's geography and position on the edge of the Pacific Rim lends itself to a vast array of economic activity. Major components of the State's economy include high technology, trade, entertainment, agriculture, tourism, construction and services. While this diverse economic base is a fundamental strength for the State and supports its creditworthiness, it also makes the State vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views.

Within the State's borders are areas of geological instability that have in the past experienced major earthquakes resulting in significant economic damage. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The recession in 2001 and sluggish economic growth in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California, and the attendant adverse impact on stock market valuations) led to a substantial decline in General Fund revenues that was not adequately addressed by either a proportionate cut in State spending or increase in taxes or other revenues.


At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November. Governor Schwarzenegger sponsored the California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters statewide in March 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in a deficit recovery fund created by the Balanced Budget Amendment, approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.


In May and June 2004, the State issued $10.9 billion of economic recovery bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.


According to the 2005 Budget Act passed in July 2005, revenues and transfers for 2004-05 were estimated to be $79.9 billion with $81.7 billion in expenditures. As a result of greater than expected revenues, California ended fiscal year 2004-05 with a positive General Fund balance of $7.5 billion.



The 2005 Budget Act forecasts $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures in fiscal year 2005-06. The 2005 Budget Act projects that by utilizing part of the prior fiscal year's General Fund balance the General Fund will end the year with a positive balance of $1.9 billion. According to the 2005 Budget Act, the revenue projections assume continued but moderating growth in California's economy.






An initiative constitutional amendment -- titled by its authors as the "California Live Within Our Means Act" ("Proposition 76") -- has qualified for the ballot in a special election called by the Governor on November 8, 2005. The Governor has endorsed Proposition 76. If approved by a majority of the voters at the special election, Proposition 76 would make a number of significant changes in the State's budget process, including, but not limited to, limits to the annual growth in State spending, mid-year spending reductions in the event of falling General Fund revenues and continuations of the prior fiscal year's budget in the event the State does not have budget in effect at the beginning of a fiscal year. Proposition 78 would also prohibit budget borrowing from special funds, even during a budget crisis.


It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.


As of October 11, 2005, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch. Upon the Governor's approval of the 2005 Budget Act, Fitch raised the rating on the State's outstanding general obligation bonds to A from A-. Also upgraded, to A- from BBB+, were the ratings on bonds issued by several State agencies but supported by State resources. At the same time, Moody's upgraded the State's general obligation bonds to A2 from A3, while maintaining the State's positive rating outlook. The upgrade reflects a continuing favorable trend of recovery in the State's economy and tax revenues, better than expected financial performance in 2004-05, and a moderately improved financial outlook for 2005-06 and beyond. The July 2005 rating action by Fitch and Moody's affects $36.5 billion of outstanding general obligation bonds, $5.7 billion of General Fund-supported lease revenue bonds, and $2.5 billion of General Fund-enhanced tobacco settlement bonds. It is not presently possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.


The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10,000,000 (Los Angeles). The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment that changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the impact of this or related legislation cannot be predicted.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

CAPITAL SECURITIES are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank's capital comprises share capital reserves and a series of hybrid instruments also know as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements ("BIS") for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank's assets. Capital securities may be denominated in U.S. or local currency. The Tax-Free Bond Funds do not invest in Capital Securities.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, each fund has identified mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of a fund's concentration policy. For purposes of a fund's concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser's evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. A fund will limit its investments in each identified industry to less than 25% of its total assets. Each of the Tax-Free Bond Funds may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities, which may make them more sensitive to certain adverse economic, business or political developments affecting issuers of such securities.


CONVERTIBLE SECURITIES are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component. The Tax-Free Bond Funds do not invest in convertible securities.

CREDIT DEFAULT SWAPS may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to a fund in the event of a default. The Tax-Free Bond Funds do not invest in credit default swaps.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers or a fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.


DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.



Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.



Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.



Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The Tax-Free Bond Funds do not invest in depositary receipts.


DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company.

The Bond Funds, the YieldPlus Fund and the GNMA Fund are diversified mutual funds.

The Tax-Free Bond Funds are non-diversified mutual funds, which means that each of the funds may invest in the securities of a limited number of issuers. As a result, the performance of a particular investment or small group of investments may affect a Tax-Free Bond Fund's performance more than if the fund were diversified.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser. With respect to the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund TM, each seeks to keep the average duration of its overall portfolio at one year or less. For each of these funds, there may be times when the portfolio's average duration is more than one year.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

Holding long futures or call option positions will lengthen the duration of a fund's portfolio. Holding short futures or put options will shorten the duration of a fund's portfolio.

A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides a fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

EVENT-LINKED BONDS are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. The Tax-Free Bond Funds do not invest in event-linked bonds.

FOREIGN CURRENCY TRANSACTIONS may occur in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.

A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

Certain funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities a fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies. The Tax-Free Bond Funds do not engage in foreign currency transactions. Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:

LOCK IN: When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE: If a particular currency is expected to decrease against another currency. A fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE: If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE: The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING: When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity. The additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

Tax consequences of hedging under applicable tax law, may require a fund to limit its gain from hedging in foreign currency forwards, futures, and options. Although each fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund is classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund. The Tax-Free Bond Funds do not invest in Foreign Securities.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future.

A fund also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).

Buying and selling foreign currency exchange contracts involve costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to a fund will affect its performance. The Tax-Free Bond Funds do not invest in Forward Foreign Currency Exchange Contracts.


FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.


When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.


While each fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in futures contracts.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

INFLATION-INDEXED BONDS are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEX PARTICIPATIONS and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist. The Tax-Free Bond Funds do not engage in index participations.


INTERFUND BORROWING AND LENDING transactions may be entered into by all funds and portfolios in the Schwab Funds(R). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.


INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Tax-Free Bond Funds do not invest in international bonds.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares. The Tax-Free Bond Funds do not invest in Loan Interests.


MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length. There may be times when the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund TM, and Schwab California Tax-Free YieldPlus Fund TM portfolio's overall average effective maturity, or duration, or overall average weighted maturity is more than one year.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government

National Mortgage Association (GNMA or Ginnie Mae) and the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).

The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

GNMA are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. Government.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

Asset-backed Securities ("ABS") have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations ("CMO") are a hybrid between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities "SMBS" are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Tax-Free Bond Funds may not be desirable investments for

"substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from these funds attributable to interest on such bonds may not be tax exempt. The Tax-Free Bond Funds intend to limit investments in these securities to 20% of their net assets. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS are securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will either earmark or segregate assets (e.g., cash, U.S. government securities or other liquid assets) with a value at least equal to the exercise price of the put option, or will otherwise "cover" its position as required by the 1940 Act (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PREFERRED STOCKS are nonvoting equity securities that pay a stated fixed or variable rate dividend.

Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock. Since the preferred shareholder receives a fixed dividend payment, the holder's position is much like that of the bondholder. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stocks are rated like fixed income securities and a fund will only invest in investment-grade preferred stock that has a call feature that the investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus
Fund TM, the Tax-Free Bond Funds do not invest in Preferred Stocks.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF INVESTMENTS refers to the quality of the securities purchased by a fund. Investment-grade securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating (referred to as lower quality securities, high yield securities or junk bonds). If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security.


Each Bond Fund will invest primarily in investment-grade instruments. The investment adviser may also elect to purchase high-yield securities for either Bond Fund, subject to an aggregate limit of 5% of the investing fund's assets. The investment adviser will only purchase a high-yield security for a Bond Fund if such security is rated (at the time of purchase) at least B by at least one NRSRO or is the unrated equivalent as determined by the investment adviser. In addition, if a high-yield security that is held by a Bond Fund is no longer rated at least B by at least one NRSRO or is the unrated equivalent as determined by the investment adviser, the investment adviser will promptly dispose of the security.



Each of the Schwab Short-Term Bond Market Fund TM, Schwab Total Bond Market Fund TM, Schwab Short/Intermediate Tax-Free Bond Fund TM, Schwab Long-Term Tax-Free Bond Fund TM, Schwab California Short/Intermediate Tax-Free Bond Fund TM and Schwab California Long-Term Tax-Free Bond Fund TM, will invest at least 80% of its total assets in investment-grade securities and will limit its investments in unrated securities to no more than 20% of its net assets.


The YieldPlus Fund will invest at least 75% of its total assets in investment-grade securities. The fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of assets in lower quality bonds that are rated at least B by at least one NRSRO or are the unrated equivalent as determined by the investment adviser. In the event a portfolio security is no longer rated at least B by at least one NRSRO or is the unrated equivalent as determined by the investment adviser, the manager will promptly sell the security.


The GNMA Fund will invest at least 80% of its assets in securities issued by the GNMA.

The Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM each will invest at least 85% of its total assets in investment-grade securities. Each fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in lower quality bonds that are rated at least B by at least one NRSRO or are the unrated equivalent as determined by the investment adviser.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in Real Estate Investment Trusts.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short -- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS, MORTGAGE DOLLAR ROLLS AND SALE-BUYBACKS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus
Fund TM, the Tax-Free Bond Funds do not invest in reverse repurchase agreements, mortgage dollar rolls or sale-buy backs.

A fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund's repurchase of the underlying security. A fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund's forward commitment to repurchase the subject security.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.


Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month or one year. This means investors would not be able to sell their shares of a hedge fund until such time had past.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, a Bond Fund may use short sales may as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of its index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box is a taxable transaction to the funds with respect to the securities sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Except for the Schwab Tax-Free YieldPlus Fund TM and the Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not engage in short sales.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The Tax-Free Bond Funds do not engage in spread transactions.

STATE-SPECIFIC MUNICIPAL MUTUAL FUNDS are mutual funds that invest primarily in municipal securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions. These funds' securities are subject to the same general risks associated with other municipal funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the affected state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. The risks of investing in state specific mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in Stripped Securities.

STRUCTURED NOTES are derivative instruments. An issuing corporation may repay a noteholder based on the movement of an unrelated underlying indicator, such as, an index or a commodity. The noteholder has the opportunity to profit from the changes in the unrelated indicator.


SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.



Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.



In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.



For purposes of applying the funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


TEMPORARY DEFENSIVE STRATEGIES may be engaged by a fund during abnormal economic or market conditions. Under normal conditions, the Tax-Free Bond Funds do not generally intend to invest in securities that pay interest subject to federal income tax, including the federal alternative minimum tax (AMT). In addition, under normal conditions, the Schwab California Short/Intermediate Tax-Free Bond Fund TM and the Schwab California Long-Term Tax-Free Bond Fund TM do not intend to invest in securities that pay interest subject to California personal income tax. However, from time to time, as a defensive measure or under abnormal market conditions, each of the Tax-Free Bond Funds may make temporary investments in securities, the interest on which is subject to federal income tax and AMT and the Schwab California Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Tax-Free YieldPlus Fund TM may make temporary investments in securities that pay interest subject to California personal income tax. In addition, as a defensive measure or under abnormal market conditions, the GNMA Fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. That being said, U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices to fluctuate.


VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.

WARRANTS are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in Warrants.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of a fund's outstanding voting shares.

SCHWAB TAX-FREE YIELDPLUS FUND AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND MAY
NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

2) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

3) Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from federal income tax, including the federal alternative minimum tax.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND ALSO MAY NOT:

1) Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from California personal income tax.

SCHWAB SHORT-TERM BOND MARKET FUND TM AND SCHWAB TOTAL BOND MARKET FUND TM
MAY:

1) Lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2) Pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3) Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4) Underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5) Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

7) Issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8) Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, SCHWAB LONG-TERM TAX-FREE BOND FUND TM, SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM MAY NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase securities of other investment companies, except as permitted by the 1940 Act.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE SCHWAB YIELDPLUS FUND(R) AND SCHWAB GNMA FUND TM MAY NOT:

1) Purchase securities of any issuer, unless consistent with the maintenance of its status as a diversified investment management company under the Investment Company Act of 1940 Act (the 1940 Act), or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund's non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions does not apply to non-diversified funds.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.

THE SCHWAB TAX-FREE YIELDPLUS FUND TM AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5)    Invest more than 15% of its net assets in illiquid securities.

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE BOND FUNDS MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6)    Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, SCHWAB LONG-TERM TAX-FREE BOND FUND TM, SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

4) Under normal circumstances, invest less than 65% of its total assets in securities deemed by the investment adviser to be bonds.

5) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)    Invest more than 15% of its net assets in illiquid securities.

8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

9) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE SCHWAB YIELDPLUS FUND AND THE SCHWAB GNMA FUND TM MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SUBSEQUENT CHANGES IN NET ASSETS


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 9 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of Charles Schwab

Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the Trust, for Schwab Capital Trust, The Charles Schwab Family of Funds and Schwab Annuity Portfolios (collectively, referred to herein as the "Family of Investment Companies") which as of August 31, 2005 included 56 funds.



On January 30, 2004, CSIM became the investment adviser of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of August 31, 2005, the fund complex consisted of 67 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and the Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 67 funds in the fund complex. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                                                       TERM OF
                                                      OFFICE AND                 PRINCIPAL
                             POSITION(S)              LENGTH OF                 OCCUPATIONS
     NAME AND                 WITH THE                  TIME                  DURING THE PAST
   DATE OF BIRTH                TRUST                 SERVED 1                   FIVE YEARS                 OTHER DIRECTORSHIPS
--------------------   ------------------------   -----------------    -----------------------------    ----------------------------
                                                        INDEPENDENT TRUSTEES

DONALD F. DORWARD      Trustee                    Trustee of Schwab    Chief Executive Officer,
September 23, 1931                                Investments          Dorward & Associates
                                                  since 1991.          (corporate management,
                                                                       marketing and communications
                                                                       consulting firm). From 1996
                                                                       to 1999, Executive Vice
                                                                       President and Managing
                                                                       Director, Grey Advertising.
                                                                       Prior to 1996, President and
                                                                       Chief Executive Officer,
                                                                       Allen & Dorward Advertising.

ROBERT G. HOLMES       Trustee                    Trustee of Schwab    Chairman, Chief Executive
May 15, 1931                                      Investments          Officer and Director, Semloh
                                                  since 1991.          Financial, Inc.
                                                                       (international financial
                                                                       services and investment
                                                                       advisory firm).



----------
1 Trustees remain in office until they resign, retire or are removed by a shareholder vote. The Schwab Funds(R)retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                       TERM OF
                                                      OFFICE AND                 PRINCIPAL
                             POSITION(S)              LENGTH OF                 OCCUPATIONS
     NAME AND                 WITH THE                  TIME                  DURING THE PAST
   DATE OF BIRTH                TRUST                 SERVED 1                   FIVE YEARS                 OTHER DIRECTORSHIPS
--------------------   ------------------------   -----------------    -----------------------------    ----------------------------
DONALD R. STEPHENS     Trustee                    Trustee of Schwab    Managing Partner, D.R.
June 28, 1938                                     Investments          Stephens & Company
                                                  since 1991.          (investments). Prior to 1996,
                                                                       Chairman and Chief Executive
                                                                       Officer of North American
                                                                       Trust (real estate investment
                                                                       trust).

MICHAEL W. WILSEY      Trustee                    Trustee of Schwab    Chairman and Chief Executive
August 18, 1943                                   Investments          Officer, Wilsey Bennett, Inc.
                                                  since 1991.          (real estate investment and
                                                                       management, and other
                                                                       investments).

MARIANN BYERWALTER     Trustee                    Trustee of Schwab    Chairman of JDN Corporate        Ms. Byerwalter is on the
August 13, 1960                                   Investments          Advisory LLC. From 1996 to       Boards of Stanford
                                                  since 2000.          2001, Ms. Byerwalter was the     University, America First
                                                                       Vice President for Business      Companies, (venture
                                                                       Affairs and Chief Financial      capital/fund management),
                                                                       Officer of Stanford              Redwood Trust, Inc.
                                                                       University and, in 2001,         (mortgage finance), Stanford
                                                                       Special Advisor to the           Hospitals and Clinics, SRI
                                                                       President of Stanford            International (research),
                                                                       University. 2                    PMI Group Inc. (mortgage
                                                                                                        insurance), Lucile Packard
                                                                                                        Children's Hospital; Laudus
                                                                                                        Trust and Laudus Variable
                                                                                                        Insurance Trust; and Pacific
                                                                                                        Life Insurance Company.

WILLIAM A. HASLER      Trustee                    Trustee of Schwab    Until February 2004, Co-Chief    Director, Aphton Corporation
November 22, 1941                                 Investments          Executive Officer, Aphton        (bio-pharmaceuticals),
                                                  since 2000.          Corporation                      Mission West Properties
                                                                       (bio-pharmaceuticals). Prior     (commercial real estate),
                                                                       to August 1998, Dean of the      Stratex Networks (network
                                                                       Haas School of Business,         equipment), Genitope Corp.
                                                                       University of California,        (bio-pharmaceuticals),
                                                                       Berkeley (higher education).     Pacific Stock & Option
                                                                                                        Exchange; Non-Executive
                                                                                                        Chairman, Solectron
                                                                                                        Corporation (manufacturing);
                                                                                                        Trustee, Laudus Trust and
                                                                                                        Laudus Variable Insurance
                                                                                                        Trust.



----------
2 Charles R. Schwab, an interested trustee (see below) has served as Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                       TERM OF
                                                      OFFICE AND                 PRINCIPAL
                             POSITION(S)              LENGTH OF                 OCCUPATIONS
     NAME AND                 WITH THE                  TIME                  DURING THE PAST
   DATE OF BIRTH                TRUST                 SERVED 1                   FIVE YEARS                 OTHER DIRECTORSHIPS
--------------------   ------------------------   -----------------    -----------------------------    ----------------------------
GERALD B. SMITH        Trustee                    Trustee of Schwab    Since 1990, Chairman and         Director, Cooper Industries
September 28, 1950                                Investments          Chief Executive Officer and      (electrical products, tools
                                                  since 2000.          founder of Smith Graham & Co.    and hardware), Chairman,
                                                                       (investment advisors).           Texas Southern University
                                                                                                        Foundation; Executive
                                                                                                        Committee & Board Member,
                                                                                                        MDAnderson Cancer Center;
                                                                                                        Chairman of the audit
                                                                                                        committee of Northern Border
                                                                                                        Partners, M.L.P. (energy).

                                                         INTERESTED TRUSTEES

CHARLES R. SCHWAB 3     Chairman and Trustee      Chairman and         Chairman, Chief Executive        Trustee, Charles and Helen
July 29, 1937                                     Trustee of Schwab    Officer and Director, The        Schwab Foundation; Chairman,
                                                  Investments since    Charles Schwab Corporation,      All Kinds of Minds Institute
                                                  1991.                Charles Schwab & Co., Inc.;      (education); Chairman and
                                                                       Chairman and Director,           Director, Charles Schwab
                                                                       Charles Schwab Investment        Foundation; Chairman of the
                                                                       Management, Inc., Charles        Finance Committee, San
                                                                       Schwab Bank, National            Francisco Museum of Modern
                                                                       Association; Chairman and        Art. Since 1993, Trustee,
                                                                       Chief Executive Officer,         Stanford University
                                                                       Schwab (SI) Holdings Inc. I,
                                                                       Schwab International
                                                                       Holdings, Inc.; Chief
                                                                       Executive Officer and
                                                                       Director, Schwab Holdings,
                                                                       Inc.; Director, U.S. Trust
                                                                       Company, National
                                                                       Association, U.S. Trust
                                                                       Corporation, United States
                                                                       Trust Company of New York.
                                                                       Until May 2003, Co-Chief
                                                                       Executive Officer, The
                                                                       Charles Schwab Corporation.

                                                       TERM OF
                                                      OFFICE AND                 PRINCIPAL
                             POSITION(S)              LENGTH OF                 OCCUPATIONS
     NAME AND                 WITH THE                  TIME                  DURING THE PAST
   DATE OF BIRTH                TRUST                 SERVED 1                   FIVE YEARS                 OTHER DIRECTORSHIPS
--------------------   ------------------------   -----------------    -----------------------------    ----------------------------
RANDALL W. MERK 3, 4    Trustee                   Trustee of Schwab    Executive Vice President and
July 25, 1954                                     Investments          President, Asset Management
                                                  since 2005.          Products Enterprise &
                                                                       Services, Charles Schwab &
                                                                       Co; Director, Charles Schwab
                                                                       Asset Management (Ireland)
                                                                       Limited. From September 2002
                                                                       to July 2004, Mr. Merk was
                                                                       President and Chief Executive
                                                                       Officer, Charles Schwab
                                                                       Investment Management, Inc.
                                                                       and Executive Vice President,
                                                                       Charles Schwab & Co. Prior to
                                                                       September 2002, Mr. Merk was
                                                                       President and Chief
                                                                       Investment Officer, American
                                                                       Century Investment
                                                                       Management, and Director,
                                                                       American Century Companies,
                                                                       Inc. (June 2001 to August
                                                                       2002); Chief Investment
                                                                       Officer, Fixed, American
                                                                       Century Companies, Inc.
                                                                       (January 1997 to June 2001).

                                                              OFFICERS

EVELYN DILSAVER        President and Chief        Officer of Schwab    Executive Vice President and
May 4, 1955            Executive Officer          Investments          President, and Director,
                                                  since 2004.          Charles Schwab Investment
                                                                       Management, Inc. From June
                                                                       2003 to July 2004, Ms.
                                                                       Dilsaver was Senior Vice
                                                                       President of the Asset
                                                                       Management Products and
                                                                       Services Enterprise, with
                                                                       responsibility for product
                                                                       development and distribution.
                                                                       Prior to this, Ms. Dilsaver
                                                                       was Executive Vice President
                                                                       of U.S. Trust, a subsidiary
                                                                       of The Charles Schwab
                                                                       Corporation, as their chief
                                                                       financial officer and chief
                                                                       administrative officer.

STEPHEN B. WARD        Senior Vice President      Officer of Schwab    Senior Vice President and
April 5, 1955          and Chief Investment       Investments          Chief Investment Officer, and
                       Officer.                   since 1991.          Director, Charles Schwab
                                                                       Investment Management, Inc.;
                                                                       Chief Investment Officer, The
                                                                       Charles Schwab Trust Company.



----------
3 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the adviser.



4 Mr. Merk was appointed to the board on May 24, 2005.

                                                       TERM OF
                                                      OFFICE AND                 PRINCIPAL
                             POSITION(S)              LENGTH OF                 OCCUPATIONS
     NAME AND                 WITH THE                  TIME                  DURING THE PAST
   DATE OF BIRTH                TRUST                 SERVED 1                   FIVE YEARS                 OTHER DIRECTORSHIPS
--------------------   ------------------------   -----------------    -----------------------------    ----------------------------
GEORGE PEREIRA         Treasurer and Principal    Officer of Schwab    Senior Vice President and
June 9, 1964           Financial Officer          Investments          Chief Financial Officer,
                                                  since 2004.          Charles Schwab Investment
                                                                       Management, Inc.; Director,
                                                                       Charles Schwab Asset
                                                                       Management (Ireland) Limited.
                                                                       From December 1999 to
                                                                       November 2004, Sr. Vice
                                                                       President, Financial
                                                                       Reporting, Charles Schwab &
                                                                       Co., Inc. From September 1999
                                                                       to December 1999, Chief
                                                                       Financial Officer,
                                                                       Commerzbank Capital Markets.
                                                                       Prior to September 1999,
                                                                       Managing Director at the New
                                                                       York Stock Exchange.

KOJI E. FELTON         Secretary                  Officer of Schwab    Senior Vice President, Chief
March 13, 1961                                    Investments          Counsel and Assistant
                                                  since 1998.          Corporate Secretary, Charles
                                                                       Schwab Investment Management,
                                                                       Inc.; Senior Vice President
                                                                       and Deputy General Counsel,
                                                                       Charles Schwab & Co., Inc.
                                                                       Prior to June 1998, Branch
                                                                       Chief in Enforcement at U.S.
                                                                       Securities and Exchange
                                                                       Commission in San Francisco.

RANDALL FILLMORE       Chief Compliance Officer   Officer of Schwab    Senior Vice President,
November 11, 1960                                 Investments          Institutional Compliance and
                                                  since 2002.          Chief Compliance Officer,
                                                                       Charles Schwab Investment
                                                                       Management, Inc. From 2002 to
                                                                       2003, Mr. Fillmore was Vice
                                                                       President, Charles Schwab &
                                                                       Co. and Charles Schwab
                                                                       Investment Management, Inc.
                                                                       From 2000 to 2002, Mr.
                                                                       Fillmore was Vice President
                                                                       of Internal Audit, Charles
                                                                       Schwab & Co. Prior to 2000,
                                                                       Mr. Fillmore was with
                                                                       PricewaterhouseCoopers LLP.

                                                       TERM OF
                                                      OFFICE AND                 PRINCIPAL
                             POSITION(S)              LENGTH OF                 OCCUPATIONS
     NAME AND                 WITH THE                  TIME                  DURING THE PAST
   DATE OF BIRTH                TRUST                 SERVED 1                   FIVE YEARS                 OTHER DIRECTORSHIPS
--------------------   ------------------------   -----------------    -----------------------------    ----------------------------
KIMON P. DAIFOTIS      Senior Vice President      Officer of Schwab    Senior Vice President and
July 10, 1959          and Chief Investment       Investments          Chief Investment Officer -
                       Officer.                   since 2004.          Fixed Income, Charles Schwab
                                                                       Investment Management, Inc.
                                                                       Prior to 2004, Mr. Daifotis
                                                                       was Vice President and Sr.
                                                                       Portfolio Manager, Charles
                                                                       Schwab Investment Management,
                                                                       Inc.

JEFFREY M. MORTIMER    Senior Vice President      Officer of Schwab    Senior Vice President and
September 29, 1963     and Chief Investment       Investments          Chief Investment Officer --
                       Officer.                   since 2004.          Equities, Charles Schwab
                                                                       Investment Management, Inc.
                                                                       Prior to 2004, Mr. Mortimer
                                                                       was Vice President and Sr.
                                                                       Portfolio Manager, Charles
                                                                       Schwab Investment Management,
                                                                       Inc.


The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of a fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement between the Trust and CSIM (the "Agreement"). In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the Independent Trustees.


At its August 31, 2004 meeting, the trustees, including all of the Independent Trustees, unanimously approved amending the Agreement to include the Schwab Tax-Free YieldPlus Fund TM and the Schwab California Tax-Free YieldPlus
Fund TM (the "Funds") based on their consideration and evaluation of a variety of specific factors presented at that meeting and prior meetings, in particular the May 2004 Board meeting where the Board approved the continuation of the Agreement for another year with respect to the other funds of the trust, such as: (1) the nature and quality of the services proposed to be provided to the Funds under the Agreement; and (2) the Funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds.



First, with respect to the nature and quality of the services proposed to be provided by CSIM to the Funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features are expected to benefit the Funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition. Finally, the trustees considered that the vast majority of the Funds' investors are expected to also be brokerage clients of Schwab, and CSIM is in a unique position to better advance the interests of these investors within the larger Schwab organization.



Second, with respect to the Funds' expenses under the Agreement, the trustees considered each Fund's projected operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered whether, in the future, the existence of any economies of scale would be passed along to a Fund's shareholders through the graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The trustees also considered information about average expense ratios of funds in each Fund's respective peer group The trustees also considered whether the proposed levels of compensation under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.



Based on the trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved amending the Agreement to include the Schwab Tax-Free YieldPlus Fund TM and the Schwab California Tax-Free YieldPlus Fund TM concluding that the compensation under the Agreement is fair and reasonable in light of the services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment. In its deliberation, the board did not identify any particular information that was all-important or controlling.



A discussion regarding the basis for the Board of Trustees' approval of the Schwab YieldPlus Fund's, Schwab Short-Term Bond Market Fund's, Schwab Total Bond Market Fund's, Schwab GNMA Fund's, Schwab Short/Intermediate Tax-Free Bond Fund's, Schwab Long-Term Tax-Free Bond Fund's, Schwab California Short/Intermediate Tax-Free Bond Fund's and the Schwab California Long-Term Tax-Free Bond Fund's investment advisory agreement is available in the Funds' August 31, 2005 annual report, which covers the period March 1, 2005 through August 31, 2005.


                               TRUSTEE COMMITTEES


Effective August 31, 2005, the Board of Trustees of each trust established a new committee structure, and adopted Committee charters, as described below:



- The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trust's financial reporting processes and compliance policies, procedures and processes, and for the Trust's overall system of internal controls. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Holmes, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.



- The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Hasler and Holmes and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee is scheduled to meet for the first time in November 2005.



- The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee is scheduled to meet for the first time in November 2005.



- The primary purposes of the Marketing, Distribution and Shareholder Services Committee are to review matters relating to the marketing of the Funds' shares; to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trust's distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee is scheduled to meet for the first time in November 2005.



Prior to August 31, 2005, the trust established a Nominating Committee comprised of all of the Independent Trustees. This Committee did not meet during the most recent fiscal year because there were no vacancies or appointments to consider.



                              TRUSTEE COMPENSATION



The following table provides trustee compensation for the fiscal year ending August 31, 2005. This information is for the fund complex, which included 67 funds as of August 31, 2005.

                               TAXABLE BOND FUNDS


                                                                                               PENSION OR
                                                                                               RETIREMENT
                                                                                                BENEFITS        ($) TOTAL
                                                          ($)                                  ACCRUED AS      COMPENSATION
                                               AGGREGATE COMPENSATION                         PART OF FUND       FROM FUND
  NAME OF TRUSTEE                                  FROM EACH FUND 5                             EXPENSES         COMPLEX 6
--------------------      --------------------------------------------------------------      ------------      ------------
                          SHORT-TERM
                          BOND MARKET       TOTAL BOND       YIELDPLUS          GNMA
                             FUND           MARKET FUND        FUND             FUND
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Charles R. Schwab         $         0      $         0      $         0      $         0          N/A           $          0
Randall W. Merk 7         $         0      $         0      $         0      $         0          N/A           $          0

INDEPENDENT TRUSTEES
Mariann Byerwalter        $     1,841      $     2,178      $     5,310      $     1,218          N/A           $    232,907
Donald F. Dorward         $     1,841      $     2,178      $     5,310      $     1,218          N/A           $    174,115
William A. Hasler         $     1,954      $     2,300      $     5,617      $     1,287          N/A           $    242,907
Robert G. Holmes          $     1,841      $     2,178      $     5,310      $     1,218          N/A           $    174,115
Gerald B. Smith           $     1,841      $     2,178      $     5,310      $     1,218          N/A           $    174,115
Donald R. Stephens        $     1,841      $     2,178      $     5,310      $     1,218          N/A           $    174,115
Michael W. Wilsey         $     1,718      $     2,032      $     4,970      $     1,135          N/A           $    161,800


----------

5 Compensation for the fiscal period ending August 31, 2005.



6 Unless otherwise stated, information is for the fund complex which included 67 funds as of August 31, 2005.



7 Mr. Merk was appointed to the board on May 24, 2005.

                               TAX-FREE BOND FUNDS


                                                                                              PENSION OR
                                                                                              RETIREMENT
                                                                                               BENEFITS             ($)
                                                                                              ACCRUED AS           TOTAL
                                                                                               PART OF          COMPENSATION
                                                        ($)                                      FUND            FROM FUND
  NAME OF TRUSTEE                      AGGREGATE COMPENSATION FROM EACH FUND 8                 EXPENSES          COMPLEX 9
--------------------      --------------------------------------------------------------      ------------      ------------
                                                            CALIFORNIA       CALIFORNIA
                          SHORT/INTER-                      SHORT/INTER-        LONG-
                          MEDIATE TAX-      LONG-TERM        MEDIATE          TERM TAX-
                           FREE BOND        TAX-FREE         TAX-FREE         FREE BOND
                             FUND           BOND FUND        BOND FUND          FUND
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Charles R. Schwab         $         0      $         0      $         0      $         0          N/A           $          0
Randall W. Merk 10        $         0      $         0      $         0      $         0          N/A           $          0

INDEPENDENT TRUSTEES
Mariann Byerwalter        $     1,324      $     1,263      $     1,326      $     1,354          N/A           $    232,907
Donald F. Dorward         $     1,324      $     1,263      $     1,326      $     1,354          N/A           $    174,115
William A. Hasler         $     1,398      $     1,334      $     1,401      $     1,430          N/A           $    242,907
Robert G. Holmes          $     1,324      $     1,263      $     1,326      $     1,354          N/A           $    174,115
Gerald B Smith            $     1,324      $     1,263      $     1,326      $     1,354          N/A           $    174,115
Donald R. Stephens        $     1,324      $     1,263      $     1,326      $     1,354          N/A           $    174,115
Michael W. Wilsey         $     1,234      $     1,177      $     1,236      $     1,262          N/A           $    161,800


----------

8 Compensation for the fiscal period ending August 31, 2005.



9 Unless otherwise stated, information is for the fund complex which included 67 funds as of August 31, 2005.



10 Mr. Merk was appointed to the board on May 24, 2005.

                                                            PENSION OR
                                                            RETIREMENT
                                                             BENEFITS            ($)
                                                            ACCRUED AS          TOTAL
                                      ($)                    PART OF         COMPENSATION
                             AGGREGATE COMPENSATION            FUND            FROM FUND
  NAME OF TRUSTEE               FROM EACH FUND 11            EXPENSES         COMPLEX 12
--------------------      ----------------------------      -----------      ------------
                                           CALIFORNIA
                            TAX-FREE        TAX-FREE
                            YIELDPLUS       YIELDPLUS
                              FUND            FUND
-----------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Charles R. Schwab         $         0      $         0          N/A          $         0
Randall W. Merk 13        $         0      $         0          N/A          $         0

INDEPENDENT TRUSTEES
Mariann Byerwalter        $     1,075      $     1,103          N/A          $   232,907
Donald F. Dorward         $     1,075      $     1,103          N/A          $   174,115
William A. Hasler         $     1,152      $     1,181          N/A          $   242,907
Robert G. Holmes          $     1,075      $     1,103          N/A          $   174,115
Gerald B. Smith           $     1,075      $     1,103          N/A          $   174,115
Donald R. Stephens        $     1,075      $     1,103          N/A          $   174,115
Michael W. Wilsey         $     1,022      $     1,048          N/A          $   161,800


----------

11 Compensation from the funds' commencement of operation at December 16, 2004 through fiscal period ending August 31, 2005.



12 Unless otherwise stated, information is for the fund complex which included 67 funds as of August 31, 2005.



13 Mr. Merk was appointed to the board on May 24, 2005.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following tables provide each Trustee's equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.


                               TAXABLE BOND FUNDS


                                                                                                 Aggregate
                                         Dollar Range of Trustee Ownership                      Dollar Range
  Name of Trustee                        of Equity Securities in the Fund                        of Trustee
--------------------      ------------------------------------------------------------------    Ownership In
                                                                                                the Family of
                           Short-Term      Total Bond         YieldPlus                          Investment
                             Bond           Market              Fund            GNMA Fund        Companies
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Charles R. Schwab         Over $100,000      None             Over $100,000    None             Over $100,000
Randall W. Merk 14        None               None             Over $100,000    Over $100,000    Over $100,000

INDEPENDENT TRUSTEES
Mariann Byerwalter        None               None             None             None             Over $100,000
Donald F. Dorward         None               None             None             None             Over $100,000
William A. Hasler         None               None             None             None             Over $100,000
Robert G. Holmes          None               None             None             None             Over $100,000
Gerald B. Smith           None               None             None             None             Over $100,000
Donald R. Stephens        None               None             None             None             Over $100,000
Michael W. Wilsey         None               None             None             Over $100,000    Over $100,000


----------

14 Mr. Merk was appointed to the board on May 24, 2005. Information with respect to Mr. Merk's ownership of equity securities of the funds is provided as of October 17, 2005.

                               TAX-FREE BOND FUNDS


                                          Dollar Range of Trustee Ownership of
  Name of Trustee                            Equity Securities in the Fund                       Aggregate
--------------------      ------------------------------------------------------------------   Dollar Range
                                                             California                         of Trustee
                          Short/                               Short/          California       Ownership in
                       Intermediate        Long-Term        Intermediate        Long-Term      the Family of
                        Tax-Free           Tax-Free          Tax-Free           Tax-Free         Investment
                        Bond Fund          Bond Fund         Bond Fund          Bond Fund        Companies
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Charles R. Schwab         None               None             Over $100,000    None             Over $100,000
Randall W. Merk 15        None               None             None             None             Over $100,000

INDEPENDENT TRUSTEES
Mariann Byerwalter        None               None             None             None             Over $100,000
Donald F. Dorward         None               None             None             $10,001-$50,000  Over $100,000
William A. Hasler         None               None             None             None             Over $100,000
Robert G. Holmes          None               None             None             None             Over $100,000
Gerald B. Smith           None               None             None             None             Over $100,000
Donald R. Stephens        None               None             None             None             Over $100,000
Michael W. Wilsey         None               None             None             None             Over $100,000



                     SCHWAB TAX-FREE YIELDPLUS FUND TM AND
                THE SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM



                         Dollar Range of Trustee Ownership
  Name of Trustee        of Equity Securities in the Fund      Aggregate
--------------------      --------------------------------    Dollar Range
                                             Schwab           of Trustee
                          Schwab           California         Ownership in
                         Tax-Free           Tax-Free         the Family of
                        YieldPlus          YieldPlus           Investment
                          Fund               Fund              Companies
---------------------------------------------------------------------------
INTERESTED TRUSTEES
Charles R. Schwab         None               None             Over $100,000
Randall W. Merk 15        None               None             Over $100,000

INDEPENDENT TRUSTEES
Mariann Byerwalter        None               None             Over $100,000


----------

15 Mr. Merk was appointed to the board on May 24, 2005. Information with respect to Mr. Merk's ownership of equity securities of the funds is provided as of October 17, 2005.

                         Dollar Range of Trustee Ownership
  Name of Trustee         of Equity Securities in the Fund     Aggregate
--------------------      --------------------------------   Dollar Range
                                            Schwab            of Trustee
                          Schwab           California        Ownership in
                         Tax-Free           Tax-Free        the Family of
                        YieldPlus          YieldPlus          Investment
                          Fund               Fund              Companies
---------------------------------------------------------------------------
Donald F. Dorward         None               None             Over $100,000
William A. Hasler         None               None             Over $100,000
Robert G. Holmes          None               None             Over $100,000
Gerald B. Smith           None               None             Over $100,000
Donald R. Stephens        None               None             Over $100,000
Michael W. Wilsey         None               None             Over $100,000


                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds(R)") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.


To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy

Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:


      -     proxy statements and ballots written in a foreign language;



      -     untimely and/or inadequate notice of shareholder meetings;



      -     restrictions of foreigner's ability to exercise votes;



      -     requirements to vote proxies in person;



      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;



      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.


In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.


1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      -     Tenure of the audit firm

      - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      -     Length of the rotation period advocated in the proposal

      -     Significant audit-related issues

      -     Number of audit committee meetings held each year

      -     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      - Insiders and affiliated outsiders on boards that are not at least majority independent

      - Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

      - Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      - Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

      - Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

- The plan expressly permits repricing of underwater options without shareholder approval; or

- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

- The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

- Stock ownership guidelines (a minimum of three times the annual cash retainer)

- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

-     Balanced mix between cash and equity

-     Non-employee directors should not receive retirement benefits/perquisites

-     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation

-     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

-     Broad-based participation

- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

- No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

- Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

- Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

-     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

- CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.


The Trust is required to disclose annually the funds' complete proxy voting records on Form N-PX. The funds' proxy voting records for the most recent 12 month period ended June 30th are available by visiting the Schwab website at www.schwab.com/schwabfunds. The funds' Form N-PX will also be available on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 17, 2005, the officers and trustees of the funds, as a group owned of record or beneficially less than 1% of the outstanding voting securities of any class of each fund.



As of October 17, 2005, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the following funds:



SCHWAB TAX-FREE YIELDPLUS - SELECT SHARES
Carl Ross Living Trust                     9501 Kings Gate Ct.             7.24%
                                           Las Vegas, NV 89145

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS - INVESTOR SHARES
Wanda M Hansen Living Trust                664 Rolling Hills Rd            5.58%
                                           Vista, CA 92083

Compton Family Trust                       3218 Campanil Dr                5.88%
                                           Santa Barbara, CA 93109

SCHWAB TOTAL BOND MARKET FUND

Schwab MarketTrack Balanced Portfolio      101 Montgomery Street          15.37%
                                           San Francisco, CA 94104

Schwab MarketTrack Conservative Portfolio  101 Montgomery Street          14.06%
                                           San Francisco, CA 94104

Schwab MarketTrack Growth Portfolio        101 Montgomery Street           8.29%
                                           San Francisco, CA 94104

The Charles Schwab Trust                   101 Montgomery Street           6.99%
                                           San Francisco, CA 94104


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco CA 94104, is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM
First $500 million - 0.30%
More than $500 million - 0.22%


For the fiscal years ended August 31, 2003, 2004 and 2005 the Schwab Short-Term Bond Market Fund paid net investment advisory fees of $820,000 (gross fees were reduced by $868,000), $1,718,000 (gross fees were reduced by $242,000) and $1,844,000 (gross fees were reduced by $98,000), respectively.



For the fiscal years ended August 31, 2003, 2004 and 2005 the Schwab Total Bond Market Fund TM paid net investment advisory fees of $1,533,000 (gross fees were reduced by $1,169,000), $2,507,000 (gross fees were reduced by $202,000) and $2,849,000 (gross fees were reduced by $0), respectively.



Through November 14, 2006, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund to 0.55%, of each fund's average daily net assets.

SCHWAB YIELDPLUS FUND(R)

First $500 million - 0.35%
More than $500 million - 0.30%


For the fiscal years ended August 31, 2003, 2004 and 2005 the fund paid net investment advisory fees of $5,563,000 (gross fees were reduced by $104,000), $7,584,000 (gross fees were reduced by $0) and $14,676,000 (gross fees were reduced by $0), respectively.


SCHWAB GNMA FUND TM

First $500 million - 0.45%
More than $500 million to $1 billion - 0.40%
More than $1 billion - 0.375%

Prior to November 15, 2004 for its advisory and administrative services for the fund, the investment adviser was entitled to receive an annual fee, payable monthly from the fund of 0.45% of its average daily net assets.


For the fiscal years ended August 31, 2003, 2004 and 2005, the fund paid net investment advisory fees of $121,000 (gross fees were reduced by $121,000), $24,000 (gross fees were reduced by $166,000) and $61,000 (gross fees were reduced by $108,000), respectively.



Through November 14, 2006, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares(R) of the fund to 0.74% and 0.55%, respectively, of the share class' average daily net assets.


TAX-FREE BOND FUNDS, EXCEPT FOR THE SCHWAB TAX-FREE YIELDPLUS FUND AND THE SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

First $500 million - 0.30%
More than $500 million - 0.22%


For the fiscal years ended August 31, 2003, 2004 and 2005 the Schwab Short/Intermediate Tax-Free Bond Fund TM paid net investment advisory fees of $433,000 (gross fees were reduced by $37,000), $501,000 (gross fees were reduced by $0) and $447,000 (gross fees were reduced by $0), respectively.



For the fiscal years ended August 31, 2003, 2004 and 2005 the Schwab Long-Term Tax-Free Bond Fund TM paid net investment advisory fees of $228,000 (gross fees were reduced by $33,000), $238,000 (gross fees were reduced by $10,000) and $254,000 (gross fees were reduced by $9,000), respectively.



For the fiscal years ended August 31, 2003, 2004 and 2005 the Schwab California Short/Intermediate Tax-Free Bond Fund TM paid net investment advisory fees of $512,000 (gross fees were reduced by $41,000), $509,000 (gross fees were reduced by $0) and $451,000 (gross fees were reduced by $0), respectively.



Through November 14, 2006, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) to 0.65% of the fund's average daily net assets for the Schwab
Short/Intermediate Tax-Free Bond Fund, the Schwab Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund.



For the fiscal years ended August 31, 2003, 2004 and 2005 the Schwab California Long-Term Tax-Free Bond Fund TM paid net investment advisory fees of $634,000 (gross fees were reduced by $48,000), $563,000 (gross fees were reduced by $0) and $564,000 (gross fees were reduced by $0), respectively.


SCHWAB TAX-FREE YIELDPLUS AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUNDS


First $500 million - 0.35%
More than $500 million - 0.30%



For the period December 16, 2004 to August 31, 2005 the Schwab Tax-Free YieldPlus Fund paid net investment advisory fees of $341,000 (gross fees were reduced by $530,000).



For the period December 16, 2004 to August 31, 2005 the Schwab California Tax-Free YieldPlus Fund paid net advisory fees of $489,000 (gross fees were reduced by $539,000).



Through November 14, 2006, Schwab and the investment adviser have agreed to limit the annual operating expenses of each fund (excluding interest, taxes and certain non-routine expenses) to 0.64% of average daily net assets for the Investor Shares and 0.49% of average daily net assets for the Select Shares.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets Schwab Funds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund, Schwab California Tax-Free YieldPlus Fund and GNMA Fund, Schwab is entitled to receive an annual fee, payable monthly from each class of shares of the funds, in the amount of 0.20% of the Investor Shares' average daily net assets and 0.05% of the Select Shares' average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT


State Street Corp., One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and fund accountant for the funds.



The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund's transactions.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is Three Embarcadero Center, San Francisco, CA 94111-4004. Each fund's audited financial statements for the fiscal year ending August 31, 2005, are included in the fund's annual report that is supplied with the SAI.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.


                               PORTFOLIO MANAGERS



OTHER ACCOUNTS. In addition to the funds, each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of August 31, 2005.



                        Registered Investment Companies
                        (this amount includes the funds
                        in this Statement of Additional
                                 Information)                 Other Pooled Investment Vehicles      Other Managed Accounts
                        -------------------------------       --------------------------------      ----------------------
                        Number of                             Number of                             Number of       Total
       Name             Accounts           Total Assets       Accounts            Total Assets      Accounts        Assets
       ----             --------           ------------       --------            ------------      --------        ------
KIMON DAIFOTIS             11             $8.7 billion             0                  --                0              0
MATTHEW HASTINGS            8             $9.2 billion             0                  --                0              0

STEVEN HUNG                8               $9.2 billion            0                  --                0             0
JOANNE LARKIN              6               $1.5 billion            0                  --               23           $18 million



CONFLICTS OF INTEREST.



A Portfolio Manager's management of other managed accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.



KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, with those of the funds. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.



INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than a fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of a fund. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contribution to the firm's asset growth and business relationships.



The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contribution to the firm's asset growth and business relationships.



The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.



-     Fund Investment Performance



      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.



      - The fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining the fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.



      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.



-     Schwab Corporate Performance



      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.



The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.



OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of August 31, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

                                                                 DOLLAR RANGE OF
  PORTFOLIO MANAGER            FUND                              FUND SHARES
  -----------------            ----                              -----------
KIMON DAIFOTIS      SCHWAB YIELDPLUS FUND                        $1-$10,000
                    SCHWAB GNMA FUND                             $1-$10,000
                    SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND    $1-$10,000






                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.







TAXABLE BOND FUNDS


The portfolio turnover rates for the Schwab Short-Term Bond Fund TM for the fiscal years ended August 31, 2004 and 2005 were 114% and 109%, respectively. The portfolio turnover rates for the Schwab Total Bond Market Fund TM for the fiscal years ended August 31, 2004 and 2005 were 223% and 221%, respectively.






The portfolio turnover rates for the Schwab YieldPlus Fund(R) for the fiscal years ended August 31, 2004 and 2005 were 89% and 76%, respectively.





The portfolio turnover rates for the Schwab GNMA Fund TM for the fiscal years ended August 31, 2004 and 2005 were 199% and 131%, respectively.


TAX-FREE BOND FUNDS


The portfolio turnover rates for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM for the period December 16, 2004 to August 31, 2005 were 18% and 52%, respectively.



The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund TM for the fiscal years ended August 31, 2004 and 2005 were 19% and 8%, respectively. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond Fund TM for the fiscal years ended August 31, 2004 and 2005 were 10% and 1%, respectively.



The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund TM for the fiscal years ended August 31, 2004 and 2005 were 17% and 6%, respectively. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund TM for the fiscal years ended August 31, 2004 and 2005 were 15% and 8%, respectively.

                             PORTFOLIO TRANSACTIONS

The Taxable Bond Funds, Tax-Free Bond Funds, YieldPlus Fund and GNMA Fund paid no brokerage commissions in the last 3 fiscal years.

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" nd a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             REGULAR BROKER-DEALERS


Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. As of August 31, 2005, certain of the funds held securities issued by their respective regular broker-dealers, as indicated below.


SCHWAB SHORT-TERM BOND MARKET FUND TM


                                             Value of Fund's Holdings as of
     Regular Broker-Dealer                           August 31, 2005
     ---------------------                           ---------------
Credit Suisse First Boston, Inc.                                $ 3,012,000
J.P. Morgan Chase & Co.                                         $ 5,021,000
Morgan Stanley                                                  $17,032,000
HSBC Securities                                                 $ 3,013,000
Goldman Sachs & Co.                                             $ 4,014,000

SCHWAB TOTAL BOND MARKET FUND TM


                                             Value of Fund's Holdings as of
     Regular Broker-Dealer                           August 31, 2005
     ---------------------                           ---------------
Credit Suisse First Boston, Inc.                                $ 4,017,000
Morgan Stanley                                                  $15,322,000
Merrill Lynch & Co., Inc,                                       $ 5,246,000
J.P. Morgan Chase & Co.                                         $ 7,658,000
Deutsche Bank Securities                                        $10,339,000
Goldman Sachs & Co.                                             $ 2,151,000


SCHWAB YIELDPLUS FUND(R)


                                             Value of Fund's Holdings as of
     Regular Broker-Dealer                           August 31, 2005
     ---------------------                           ---------------
Credit Suisse First Boston, Inc.                               $ 55,434,000
Merrill Lynch & Co., Inc.                                      $ 48,717,000
Morgan Stanley                                                 $211,055,000
J.P. Morgan Chase & Co.                                        $ 24,532,000
Lehman Brothers, Inc.                                          $  9,916,000
Bank Of America Corp.                                          $255,828,000
Goldman Sachs & Co.                                            $ 74,849,000
Deutsche Bank Securities                                       $ 55,102,000


SCHWAB GNMA FUND TM


                                             Value of Fund's Holdings as of
     Regular Broker-Dealer                           August 31, 2005
     ---------------------                           ---------------
Morgan Stanley                                                       $8,000



                          PORTFOLIO HOLDINGS DISCLOSURE



The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.



The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the funds' portfolio holdings information.



A complete list of the funds' portfolio holdings is published on the Schwab Funds website at www.schwab.com/Schwab Funds, under "Prospectuses and Reports", typically 60-80 days after the end of a fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-

Q or Form N-CSR. In addition, a fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, a fund also provides on the website monthly information regarding certain attributes of its investment holdings such as its sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.



The funds may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds' shareholders and funds' adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.



Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the funds' portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the funds nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trust, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.



In addition, the funds' service providers including, without limitation, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.



The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.

Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2005-2006: New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


The trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.


Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The funds are designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the funds reserve the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

More information regarding the funds' policies regarding "market timing" is included in the funds' prospectuses.


Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

A fund's share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.

                         EXCHANGING SHARES OF THE FUNDS


Shares of any Schwab Fund(R), including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments TM and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because a fund's income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction or for the lower tax rates applicable to qualified dividend income.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, a fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.


The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in a fund. However, if you receive an exempt-interest dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of such shares shall, to the extent of the amount of such exempt-interest dividend, be disallowed.


Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."


Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds that pay exempt-interest dividends is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.


                     GENERAL STATE AND LOCAL TAX INFORMATION

Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the funds.

                          CALIFORNIA TAX CONSIDERATIONS

The Schwab California Short/Intermediate Tax-Free Bond Fund TM, Schwab California Long-Term Tax Free Bond Fund TM, and Schwab California Tax-Free YieldPlus Fund TM intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). A fund will qualify to pay California exempt-interest dividends if
(1) at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) a fund continues to qualify as a regulated investment company.

If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.

If a fund qualifies to pay dividends to shareholders that are California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if (1) they are designated as exempt-interest dividends by a fund in a written notice to shareholders mailed within 60 days of the close of a fund's taxable year and (2) to the extent the interest received by a fund during the year on California Tax-Exempt Obligations exceeds expenses of a fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if a fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that falls into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

PART C

                                OTHER INFORMATION
                               SCHWAB INVESTMENTS

Item 23. Exhibits.

(a)   Articles of                   Agreement and Declaration of Trust, dated
      Incorporation                 October 26, 1990, was electronically filed
                                    and is incorporated by reference to Exhibit
                                    1, File No. 811-6200, of Post-Effective
                                    Amendment No. 22 to Registrant's
                                    Registration Statement on Form N-1A, filed on December 30, 1997.

(b)   By-Laws                       Amended and Restated Bylaws are incorporated
                                    by reference to Exhibit (b), File No.
                                    811-6200 of Post-Effective Amendment No. 56 to Registrant's Registration Statement on
                                    Form N-1A, filed on February 25, 2005.

(c)   Instruments Defining   (i)    Article III, Section 5, Article V, Article
      Rights of Security            VI, Article VIII, Section 4 and Article IX,
      Holders                       Sections 1, 5 and 7 of the Agreement and
                                    Declaration of Trust were filed and are
                                    incorporated by reference to Exhibit 1, File
                                    No. 811-6200, of Post-Effective Amendment
                                    No. 22 to Registrant's Registration
                                    Statement on Form N-1A, filed on December
                                    30, 1997.

                             (ii)   Article 9, Article 10, Section 6, and
                                    Article 11 of the Amended and Restated
                                    By-Laws were filed and are incorporated by reference to Exhibit 2, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on December 30, 1997.

(d)   Investment             (i)    Investment Advisory and Administration
      Advisory Contracts            Agreement between Registrant and Charles
                                    Schwab Investment Management, Inc. (the
                                    "Investment Adviser") and Schedules B and C were electronically filed and are incorporated by reference to Exhibit 5(a), File No. 811-6200, of Post-Effective
                                    Amendment No. 22 to Registrant's
                                    Registration Statement on Form N-1A, filed on December 30, 1997.

                             (ii) Amended Schedules A and D to Investment Advisory and Administration Agreement referred to at Item 23 (d)(i) above are incorporated by reference to Exhibit
                                    (d)(ii), File No. 811-6200 of Post-Effective
                                    Amendment No. 56 to Registrant's
                                    Registration Statement on Form N-1A, filed on February 25, 2005.

                             (iii)  Amended Schedules A & D to Investment
                                    Advisory and Administration Agreement,
                                    referred to at Item 23 (d)(i) above, that reflect the addition of the Schwab Inflation Protected Fund to be filed by amendment.

                             (iv) Letter of Agreement between Registrant and Investment Advisor on behalf of Schwab Investments dated November 14, 2005, is electronically filed herewith as Exhibit
                                    (d)(iv), File No. 811-6200.


                             (v) Letter Agreement between Registrant and Investment Advisor on behalf of Schwab California YieldPlus Fund and the Schwab Tax-Free YieldPlus Fund is incorporated by reference to Exhibit (d)(iv), File No. 811-6200 of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, electronically filed on November 11, 2004.

                             (vi) Letter Agreement between Registrant and Investment Advisor on behalf of Schwab Inflation Protected Fund to be filed by amendment.

(e)   Underwriting           (i)    Distribution Agreement between Registrant
      Contracts                     and Charles Schwab & Co., Inc. ("Schwab")
                                    was electronically filed and is incorporated by reference to Exhibit 6, File No.
                                    811-6200, of Post-Effective Amendment No. 22 to Registrant's Registration Statement on
                                    Form N-1A, filed on December 30, 1997.


                             (ii) Amended Schedule A to the Distribution Agreement is incorporated by reference to Exhibit (e)(ii), File No. 811-6200 of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, electronically filed on November 11, 2004.



                             (iii) Amendment Schedule A to the Distribution Agreement that reflects the addition of the Schwab Inflation Protected Fund to be filed by amendment.


(f)   Bonus or Profit               Inapplicable.
      Sharing Contracts

(g)   Custodian              (i)    Custodian Services Agreement between
      Agreements                    Registrant and PFPC Trust Company was
                                    electronically filed and is incorporated by reference to Exhibit (g)(i), File No.
                                    811-6200, of Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A, filed on November 12, 2002.

                             (ii) Amended Custodian Services Fee Agreement dated November 1, 1998, by and between the Registrant and PFPC Trust Company, as assigned by PNC Bank, is incorporated by reference to Exhibit (g)(xii), File No. 811-6200, of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, electronically filed on December 30, 1998.

                             (iii) Schedule A to the Custodian Services Fee Agreement between the registrant and PFPC Trust Company, as assigned by PNC Bank, was electronically filed and is incorporated by reference to Exhibit (g)(xiv), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on July 21, 1999.

                             (iv) Rule 17f-5 and 17f-7 Services Agreement (Foreign Custody Agreement) between Registrant and PFPC Trust Company dated September 25, 2003, was electronically filed and is incorporated by reference to Exhibit
                                    (g)(iv), File No. 811-6200, of
                                    Post-Effective Amendment No. 49 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on December 11, 2003.

                             (v)    Transfer Agency Agreement between the
                                    Registrant and Schwab and Schedule B were electronically filed and are incorporated by reference to Exhibit 8(e), File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on December 30, 1997.

                             (vi) Amended Schedules A and C to the Transfer Agency Agreement referred to at Exhibit
                                    (g)(v) above are incorporated by reference to Exhibit (g)(vi), File No. 811-6200 of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, filed on November 11, 2004.

                             (vii) Amended Schedules A and C to the Transfer Agency Agreement that reflect the addition of the Schwab Inflation Protected Fund will be filed by amendment.

                             (viii) Shareholder Service Agreement between the
                                    Registrant and Schwab and Schedule B were electronically filed and are incorporated by reference to Exhibit 8(g), File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on December 30, 1997.

                             (ix) Schedules A and C to the Shareholder Service Agreement between the Registrant and Schwab referenced at Exhibit (g)(vii) above are incorporated by reference to Exhibit
                                    (g)(viii), File No. 811-6200 of
                                    Post-Effective Amendment No. 53 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on November 11, 2004.

                             (x) Amended Schedules A and C to Shareholder Service Agreement between Registrant and Schwab that reflect the addition of Schwab Inflation Protected Fund to be filed by amendment.

                             (xi)   Accounting Services Agreement between
                                    Registrant and PFPC was electronically filed and is incorporated by reference to Exhibit
                                    (d)(ix), File No. 811-6200, of
                                    Post-Effective Amendment No. 44 to
                                    Registrant's Registration Statement on Form
                                    N-1A filed on November 12, 2002.

                             (xii) Accounting Services Agreement with SEI Fund Resources dated April 1, 1998, was electronically filed and is incorporated by reference to Exhibit (g)(xiii), File No. 811-6200, of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, electronically filed on December 30, 1998.

                             (xiii) Amended Schedule A of the Accounting
                                    Services Agreement between the Registrant and SEI Fund Resources was electronically filed and is incorporated by reference to Exhibit (g)(xvi), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on July 21, 1999.

                             (xiv) Amendment No. 1 to the Accounting Services Agreement dated December 17, 1998, by and between Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Investments and SEI Fund Resources was electronically filed and is incorporated by reference to Exhibit
                                    (g)(xvii), File No. 811-6200, of
                                    Post-Effective Amendment No. 29 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on July 21, 1999.


                             (xv)   Amended and restated Master Custodian
                                    Services Agreement between Registrant and
                                    State Street Bank and Trust Company is
                                    electronically filed herewith as Exhibit
                                    (g)(xv), File No. 811-6200.



                             (xvi)  Master Fund Accounting and Services
                                    Agreement between Registrant and State
                                    Street Bank and Trust Company is
                                    electronically filed herewith as Exhibit
                                    (g)(xvi), File No. 811-6200.


(h)   Other Material                Inapplicable.
      Contracts


(i)   Legal Opinion                 Opinion of Counsel is electronically filed
                                    herewith as Exhibit (i), File No. 811-6200.



(j)   Other Opinions                Auditors' Consent is electronically filed
                                    herewith as Exhibit (j), File No. 811-6200.


(k)   Omitted Financial             Inapplicable.
      Statements

(l)   Initial Capital        (i)    Purchase Agreement relating to shares of the
      Agreement                     Schwab 1000 Fund was electronically filed
                                    and is incorporated by reference to Exhibit
                                    (l)(i), File No. 811-6200, of Post-Effective
                                    Amendment No. 29 to Registrant's
                                    Registration Statement on Form N-1A, filed on July 21, 1999.

                             (ii) Purchase Agreement relating to shares of the Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate
                                    Government Bond Fund) was electronically filed and incorporated by reference to Exhibit (l)(ii), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on July 21, 1999.

                             (iii) Purchase Agreement relating to shares of the Schwab California Long-Term Tax-Free Bond Fund (formerly Schwab California Tax Free Bond Fund) was electronically filed and is incorporated by reference to Exhibit
                                    (l)(iii), File No. 811-6200, of
                                    Post-Effective Amendment No. 29 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on July 21, 1999.

                             (iv) Purchase Agreement relating to shares of the Schwab Long-Term Tax-Free Bond Fund (formerly Schwab National Tax Free Bond
                                    Fund) was electronically filed and is
                                    incorporated by reference to Exhibit
                                    (l)(iv), File No. 811-6200, of
                                    Post-Effective Amendment No. 29 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on July 21, 1999.

                             (v) Purchase Agreement relating to shares of the Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab Total Bond Market Index Fund (formerly, Schwab Long-Term Government Bond Fund) was electronically filed and is incorporated by reference to Exhibit 13, File No. 811-6200, to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on December 30, 1997.

                             (vi) Purchase Agreement relating to shares of the Schwab YieldPlus Fund(R) was electronically filed and is incorporated by reference to Exhibit (l)(vi) of Post-Effective Amendment No. 29, File No. 811-6200, to Registrant's Registration Statement on Form N-1A, filed on July 21, 1999.

                             (vii) Purchase Agreement relating to shares of the Schwab GNMA Fund was electronically filed and is incorporated by reference to Exhibit
                                    (l)(vii), File No. 811-6200 of
                                    Post-Effective Amendment No. 46 to the
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on January 27, 2003.

                             (viii) Purchase Agreement relating to the purchase
                                    of one share of each class of the Schwab
                                    California YieldPlus Fund TM and the Schwab
                                    Tax-Free YieldPlus Fund TM is incorporated by reference to Exhibit (l)(viii), File No. 811-6200 of Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A, filed on November 11, 2004.

                             (ix) Purchase Agreement relating to the purchase of one share of each class of the Schwab Inflation Protected Fund to be filed by amendment.

(m)   Rule 12b-1 Plan               Inapplicable.


(n)   Financial Data                Inapplicable.
      Schedule

(o)   Rule 18f-3 Plan        (i)    Registrant's Amended and Restated Multiple
                                    Class Plan is incorporated by reference to Exhibit (o)(i), File No. 811-6200, of
                                    Post-Effective Amendment No. 46 to the
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on January 27, 2003.

                             (ii) Amended Schedule A to the Multiple Class Plan for Investor and Select Shares share classes of the Schwab California Tax-Free YieldPlus Fund and Schwab Tax-Free YieldPlus Fund is incorporated by reference to Exhibit
                                    (o)(ii), File No. 811-6200, of
                                    Post-Effective Amendment No. 51 to the
                                    Registrant's Registration Statement on Form
                                    N-1A, filed on September 1, 2004.

                             (iii) Amended Schedule A to the Multiple Class Plan for Investor and Select Shares share classes of the Schwab Inflation Protected Fund to be filed by amendment.

(p)   Power of Attorney      (i)    Power of Attorney executed by Mariann
                                    Byerwalter, September 4, 2002, is
                                    incorporated by reference to Exhibit (p)(i), File No. 811-6200, of Post-Effective
                                    Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (ii) Power of Attorney executed by William A. Hasler, September 4, 2002, is incorporated by reference to Exhibit (p)(ii), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (iii) Power of Attorney executed by Gerald B. Smith, September 4, 2002, is incorporated by reference to Exhibit (p)(iii), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (iv) Power of Attorney executed by Donald F. Dorward, September 4, 2002, is incorporated by reference to Exhibit (p)(iv), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (v) Power of Attorney executed by Robert G. Holmes, September 4, 2002, is incorporated by reference to Exhibit (p)(v), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (vi) Power of Attorney executed by Donald R. Stephens, September 4, 2002, is incorporated by reference to Exhibit (p)(vi), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (vii) Power of Attorney executed by Michael W. Wilsey, September 4, 2002, is incorporated by reference to Exhibit (p)(vii), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002,

                             (viii) Power of Attorney executed by Charles R.
                                    Schwab, September 4, 2002, is incorporated by reference to Exhibit (p)(viii), File No. 811-6200, of Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A, electronically filed on November 12, 2002.

                             (ix)   Power of Attorney executed by Evelyn
                                    Dilsaver, August 31, 2004, is incorporated by reference to Exhibit (p)(ix), File No. 811-6200, of Post-Effective Amendment No. 51, to Registrant's Registration Statement on Form N-1A, electronically filed on September 1, 2004.

                             (x)    Power of Attorney executed by George
                                    Pereira, November 15, 2004, is incorporated by reference to Exhibit (p)(x), File No. 811-6200, of Post-Effective Amendment No. 54, to Registrant's Registration Statement on Form N-1A, electronically filed on December 10, 2004.

                             (xi) Power of Attorney executed by Randall W. Merk, May 24, 2005, is incorporated by reference to Exhibit (p)(xi), File No. 811-6200, of Post-Effective Amendment No. 57, to Registrant's Registration Statement on Form N-1A, electronically filed on September 2, 2005.

(q)   Code of Ethics         (i)    Code of Ethics adopted by Registrant,
                                    Charles Schwab Investment Management Inc.
                                    and Charles Schwab & Co., Inc., dated
                                    January 1, 2005, is incorporated by
                                    reference to Exhibit (q)(i), File No.
                                    811-6200, of Post-Effective Amendment No. 56 to Registrant's Registration Statement on
                                    Form N-1A, filed on February 25, 2005.

Item 24. Persons Controlled by or under Common Control with the Registrant.

The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.

Item 25. Indemnification.

Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to Laudus Trust and Laudus Variable Trust and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
Charles R. Schwab,    Charles Schwab & Co., Inc.        Chairman
Trustee and Chairman
                      The Charles Schwab Bank, N.A.     Chairman, Director

                      The Charles Schwab Corporation    Chairman, Chief
                                                        Executive Officer

                      Charles Schwab Investment         Chairman
                      Management, Inc.

                      Schwab Holdings, Inc.             Chief Executive Officer

                      Schwab International Holdings,    Chairman and Chief
                      Inc.                              Executive Officer

                      Schwab (SIS) Holdings, Inc. I     Chairman and Chief
                                                        Executive Officer

                      Charles Schwab Holdings (UK)      Chairman

                      United States Trust Company of    Chairman, Director
                      New York

                      U.S. Trust Company                Chairman, Director

                      U.S. Trust Corporation            Chairman, Director

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
                      All Kinds of Minds                Director

                      Charles and Helen Schwab          Director
                      Foundation

                      Stanford University               Trustee

                      The Gap, Inc.                     Director until May 2004

                      Xign, Inc.                        Director until June
                                                        2003

Robert Almeida        Charles Schwab & Co., Inc.        Executive Vice
                                                        President, Internal
                                                        Audit

William Atwell        Charles Schwab & Co., Inc.        Executive Vice
                                                        President - Client
                                                        Sales and Services and
                                                        Schwab Bank

                      The Charles Schwab Bank, N.A.     Director

Jeremiah A. Chafkin   Charles Schwab & Co., Inc.        Executive Vice
                                                        President and
                                                        President of Advised
                                                        Investor

John Clendening       Charles Schwab & Co., Inc.        Executive Vice
                                                        President and
                                                        President of
                                                        Independent Investor
                                                        Business/IIE Marketing

Christopher V. Dodds  Charles Schwab & Co., Inc.        Executive Vice
                                                        President and Chief
                                                        Financial Officer

Carrie Dwyer          Charles Schwab & Co., Inc.        Executive Vice
                                                        President - Corporate
                                                        Oversight and
                                                        Corporate Secretary

Bryce Lensing         Charles Schwab & Co. Inc.         Executive Vice
                                                        President, Risk
                                                        Management

Jeffrey M. Lyons      Charles Schwab & Co., Inc.        Executive Vice
                                                        President and
                                                        President, Active
                                                        Trader Enterprise.
                                                        Prior to July 2004,
                                                        Mr. Lyons was
                                                        Executive Vice
                                                        President, Asset
                                                        Management Products &
                                                        Services.

                      Laudus Funds                      Trustee

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
Randall W. Merk       Charles Schwab & Co., Inc.        Executive Vice
                                                        President and
                                                        President, AMPS
                                                        Enterprise.  From
                                                        September 2002 to July
                                                        2004, Mr. Merk was
                                                        President & CEO of
                                                        CSIM.

                      Schwab Funds                      Trustee

                      Charles Schwab Asset Management   Director
                      (Ireland) Limited

Jan Hier-King         Charles Schwab & Co., Inc.        Executive Vice
                                                        President - Human
                                                        Resources

Deborah McWhinney     Charles Schwab & Co., Inc.        Executive Vice
                                                        President and
                                                        President, Schwab
                                                        Institutional.

Kevin Rowell          Charles Schwab & Co., Inc.        Executive Vice
                                                        President, Schwab
                                                        Institutional Sales

Gideon Sasson         Charles Schwab & Co., Inc.        Executive Vice
                                                        President, Chief
                                                        Information Officer

Becky Saeger          Charles Schwab & Co., Inc.        Executive Vice
                                                        President, Brand
                                                        Management and
                                                        Marketing
                                                        Communications

Maurisa Sommerfield   Charles Schwab & Co., Inc.        Executive Vice
                                                        President - Schwab
                                                        Operations

Evelyn S. Dilsaver,   Charles Schwab Investment         Director, President
President and Chief   Management, Inc.                  and Chief Executive
Executive Officer                                       Officer

                      Charles Schwab & Co. Inc.         Executive Vice
                                                        President.  From June
                                                        2003 to July 2004, Ms.
                                                        Dilsaver was Senior
                                                        Vice President of the
                                                        Asset Management
                                                        Products and Services
                                                        Enterprise, with
                                                        responsibility for
                                                        product development
                                                        and distribution.
                                                        Prior to this, Ms.
                                                        Dilsaver was Executive
                                                        Vice President of U.S.
                                                        Trust, a subsidiary of
                                                        The Charles Schwab
                                                        Corporation, as its
                                                        chief financial
                                                        officer and chief
                                                        administrative officer.

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
Stephen B. Ward,      Charles Schwab Investment         Director, Senior Vice
Senior Vice           Management, Inc.                  President and Chief
President and Chief                                     Investment Officer
Investment Officer

                      The Charles Schwab Trust Company  Chief Investment
                                                        Officer

Koji E. Felton,       Charles Schwab Investment         Senior Vice President,
Secretary             Management, Inc.                  Chief Counsel and
                                                        Assistant Corporate
                                                        Secretary

                      Charles Schwab & Co., Inc.        Senior Vice President,
                                                        Deputy General Counsel

Randall Fillmore,     Charles Schwab Investment         Senior Vice President
Chief Compliance      Management, Inc.                  and Chief Compliance
Officer                                                 Officer

                      Laudus Funds                      Chief Compliance
                                                        Officer

Kimon P. Daifotis,    Charles Schwab Investment         Senior Vice President
Senior Vice           Management, Inc.                  and Chief Investment
President and Chief                                     Officer, Fixed Income
Investment Officer

Jeffrey M. Mortimer,  Charles Schwab Investment         Senior Vice President
Senior Vice           Management, Inc.                  and Chief Investment
President and Chief                                     Officer, Equities
Investment Officer

                      Laudus Funds                      Vice President and
                                                        Chief Investment
                                                        Officer

George Pereira,       Charles Schwab Investment         Senior Vice President
Treasurer and Chief   Management, Inc.                  and Chief Financial
Financial Officer                                       Officer

                      Charles Schwab Asset Management   Director
                      (Ireland) Limited

Jana Thompson         Charles Schwab Investment         Senior Vice President
                      Management, Inc.

                      Laudus Funds                      President


Item 27. Principal Underwriters.

      (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

      (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

      (c) Not applicable.

Item 28. Location of Accounts and Records.

      All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant; Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, State Street Corp., One Lincoln Street, Boston, Massachusetts 02111 or PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, Pennsylvania 19153; Registrant's fund accountants, State Street Corp., One Lincoln Street, Boston, Massachusetts 02111 or PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or SEI Fund Resources, Oaks, Pennsylvania; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia, 20005.

Item 29. Management Services.

      Not applicable.

Item 30. Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 60 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 14th day of November, 2005.

                                        SCHWAB INVESTMENTS
                                        Registrant

                                        Charles R. Schwab*
                                        ------------------
                                        Charles R. Schwab, Chairman and Trustee

      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 14th day of November, 2005.

Signature                                Title
---------                                -----

Charles R. Schwab*                       Chairman and Trustee
-------------------
Charles R. Schwab

Evelyn Dilsaver*                         President and Chief Executive Officer
-----------------
Evelyn Dilsaver

Randall W. Merk*                         Trustee
----------------
Randall W. Merk

Mariann Byerwalter*                      Trustee
-------------------
Mariann Byerwalter

Donald F. Dorward*                       Trustee
------------------
Donald F. Dorward

William A. Hasler*                       Trustee
------------------
William A. Hasler

Robert G. Holmes*                        Trustee
-----------------
Robert G. Holmes

Gerald B. Smith*                         Trustee
----------------
Gerald B. Smith

Donald R. Stephens*                      Trustee
-------------------
Donald R. Stephens

Michael W. Wilsey*                       Trustee
-------------------
Michael W. Wilsey

George Pereira*                          Treasurer and Principal
---------------                          Financial Officer
George Pereira

*By: /s/ Timothy W. Levin
     --------------------
     Timothy W. Levin, Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX


EXH. NO.     DOCUMENT
--------     --------

(d)(iv)      Letter Agreement

(g)(xv)      Amended and Restated Master Custodian Agreement

(g)(xvi)     Master Accounting and Services Agreement

(i)          Legal Opinion

(j)          Auditors' Consent
